UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

Item 1: Reports to Stockholders

Annual Report
March 31, 2019

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Sit Mutual Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will remain available on the Funds' website (sitfunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports electronically from the Fund by calling 1-800-332-5580 or by enrolling online at sitfunds.com, or, if you are invested through your financial intermediary, you may contact them directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds by calling 1-800-332-5580, or, if you are invested through your financial intermediary, you may contact them directly. Your election to receive reports in paper will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 3, 2019

Dear fellow shareholders:

The story of U.S. fixed income markets over the last twelve months can be divided into two chapters. The first chapter is dominated by a hawkish Federal Reserve methodically raising the Fed Funds Rate every quarter into December 2018. The second followed the dramatic dovish pivot by the Fed in early January and the vigorous bond market rally that ensued. The fiscal year ended with a much publicized, albeit brief, inversion of the Treasury yield curve between 3-month bill rates and 10-year bonds.

The Fed drove short-term rates steadily higher throughout 2018, which flattened the yield curve as longer-term rates did not rise proportionately. The Fed pivoted in early 2019 and long rates dropped sharply. The 3-month T-bill rate was at 1.73% at the end of March 2018 and closed at 2.40% a year later, up 67 basis points. Yields on the 10-year Treasury went on a roller coaster ride, from 2.74% at the end of March 2018 to as high as 3.24% on November 8th (highest since May 2011), collapsing to 2.39% by March 28, 2019 (lowest since December 2017). This net decline of 35 basis points over the year ending 3/31/19 caused the yield curve to pancake. Indeed, a notable inversion occurred for five days in late March 2019 in the closely watched 3-month/10-year “economists’ curve.” Yields on the 3-monthT-bill were slightly higher (up to 5 bps) than those for the 10-year bond. The 30-year Treasury yield was not quite as volatile over the 12 months. It started at 2.97%, peaked at 3.46% on November 2nd, before settling at the end of March 2019 at a 12-month low of 2.81%, not far from where it was 12 months ago.

Federal Reserve Drive to Normalization Stalls

Jerome Powell assumed the Chair of the Federal Reserve in February 2018 in the midst of a momentous Fed campaign to normalize monetary policy that had been formulated under his two predecessors. In December 2013, the Fed had finally begun “tapering” (reducing) Quantitative Easing (QE) – a ground-breaking shock treatment program of asset purchases started in 2007 to combat the Great Recession. All QE new purchases were ended by December 2014, topping the Fed balance sheet off at $4.5 trillion (up from $807 billion as of August 2007). Next, in December 2015, the Fed raised the Fed Funds Rate for the first time since June 2006, to a target of 0.25% - 0.50%. The Fed Funds Rate had been effectively held at zero since December 2008. The Fed waited another year before raising rates again. Then in March 2017, the Fed launched a series of regular quarterly rate hikes of 0.25%. By December 2018, it had implemented 7 hikes, bringing the Fed Funds rate up to the current 2.25% - 2.50% level. Meanwhile, in October 2017 the Fed began quantitative tightening - reducing the size of its balance sheet by gradually curtailing reinvestment of cash flows from its portfolio. The full ramp-up of balance sheet reduction to $50 billion per month was attained in October 2018. Notably, the Fed was the only major central bank shrinking its portfolio.

Shift to Patience

Pursuing the path to normalization has been an evolving process for Chairman Powell. In early October 2018, he stated that the Fed was a “long way” from neutral, which precipitated a stock market sell-off. In November, the position was softened to “just below neutral.” In mid-December 2018, most Fed Governors still believed that two more interest rate increases were likely. In December, a comment that balance sheet reduction was on “auto-pilot” caused a steep stock market swoon. Meanwhile, a flurry of weak economic reports came forth around the time of the December 19th Fed hike, causing corporate bond spreads to widen sharply. Oil prices tumbled, unemployment claims had a sharp uptick, and retail sales slowed. The stock market had its worst December performance since 1931. Negative market sentiment reached levels not seen since 2008.

A sudden Fed reversal occurred early in January, which some central bank watchers interpreted as a “Powell Put” on the stock market. He stated that the Fed was “listening” to the markets, would be “patient,” and was not on a preset path to raising rates. “The case for raising rates has weakened somewhat,” he added later that month, and the current Fed Funds rate is now in neutral range. In March, the shift to neutral was complete with the announcement that balance sheet reduction would start phasing out in May and stabilize in 4Q19 at $3.5 trillion. Upward pressures on interest rates have been placed on hold, as the Fed waits for direction in future data. The Fed is now in a “no win” predicament at this late stage of the economic expansion, as uncertainty is high, and clarity in the outlook is low.

The Fed has also begun a listening tour that suggests a review of the dual mandate is underway. “Low inflation is one of the major challenges of our time” Powell declared in March. Since formally adopting a 2% inflation target in 2012, the Fed has not consistently met the target, despite bringing unemployment significantly below previously assumed levels of natural full employment to lows rarely seen in the last 50 years. This economic expansion is very likely to become the longest in U.S. history by this July and could extend well into election year 2020 as long as inflation remains quite mild, and the Fed is so accommodative. Comments from Fed Governors suggest that the Fed may tolerate surges of inflation over 2% for extended periods in the future.

Economic Data Flashing Yellow

The Fed has demonstrably fulfilled its goal of full employment with stable low inflation – a Goldilocks environment. However, the full and longer-term costs of achieving this may become clearer with the benefit of hindsight. Times have changed. Quantitative easing appears likely to have become a permanent weapon in the arsenal of central banks, particularly since over 20% of sovereign debt still bears negative nominal interest rates at time of this writing. Record low interest rates in Europe and Japan exert downward pressure on U.S. interest rates, but their influence is limited by the effects of currency hedging costs. Europe and Japan may require central bank purchases to induce economic growth in the future.

Meanwhile, there are signs of continued U.S. economic expansion, although at a slower pace than the robust, fiscal-cut-stimulated growth of 2018. These include further recent lows in unemployment claims, still healthy U.S. Purchasing Managers’ Index levels (despite recent dips), overall home price appreciation (although tepid sales),

2	SIT MUTUAL FUNDS ANNUAL REPORT

and increases in hourly earnings. Household debt is much lower now than in the previous market cycle. Lower mortgage rates and a rebound in equities also provide some tailwind. A likely trade deal with China, coupled with economic stimulus in China’s economy, should provide some lift later in 2019. A looming scarcity of qualified labor is currently the main concern in surveys of employers and suggests inflationary sparks could ignite. The temporary effects of the record federal government shutdown from December 22nd to January 25th as well as the unusually cold polar vortex winter, are now also removed.

Another key support for the U.S. economy is increasing federal deficit spending. It is highly unusual to have deficits of the current magnitude (4.5% of GDP) - and also to have such a sharply rising debt/GDP ratio - while unemployment is at historic lows with growth as solid as last year. The federal deficit exceeds the entire amount of expected GDP growth. The $1 trillion U.S. deficit in 2019 will be financed by spiraling Treasury borrowing, in addition to hundreds of billions of maturing notes rolled over each year. This supply should increasingly pressure bond market yields (notwithstanding new-fangled Modern Monetary Theory claims). When a recession eventually arrives, deficit borrowing could surge to unprecedented levels and push up interest rates at a difficult juncture.

Meaning of Yield Curve Inversion

The 3-month/10-year yield curve inversion in late March 2019 was highlighted in the media as a strong portent of recession. For many economists to make this call, a longer and deeper inversion is necessary than the brief 1 to 5 basis points inversion seen over this 5-day period (which at time of this writing has dissipated). Moreover, a 3-month/10-year inversion is usually preceded by inversions of the 2-year/10-year and 5-year/30-year curves. That did not happen this time.

Perhaps most importantly, the Fed has ceased tightening for the time being. Yield curve inversions in the past were harbingers of further near-term Fed increases, which in turn helped cause recessions. This time may be different, as the Fed is more apprehensive about triggering a recession with central banks around the world struggling with normalization. In the past, the Fed kept hiking rates due to concerns over rising inflation - which is missing now. Moreover, analysts have posited that inversions may become more frequent since the “term premium” of the yield curve (excess yield for longer duration bonds) may have fundamentally shifted to new lows. Fed market activity, such as concentrating Treasury issuance in shorter maturities, also has had a substantial impact on the slope of the yield curve. On balance, the flat yield curve may merely be signaling that the Fed is in neutral. It may stay flat for an extended period.

Strategy

This year may unfold similarly to 2015 and 2016, when U.S. growth slowed, and fears of recession were running strong. We remain cautiously optimistic on the economy, and mindful of the potential for interest rate surprises. While the future path of interest rates remains somewhat uncertain, we believe that uncertainty will create opportunities over the next few years. We believe the Sit Funds are well positioned to take advantage of these opportunities while continuing to earn substantial levels of current income.

The U.S. Government Securities Fund remains focused on a core of seasoned, high coupon federal Agency mortgage securities with short duration which should continue to provide superior long-term income and principal stability. The Sit Quality Income Fund also maintains a defensive posture against increases in short-term interest rates, through its combination of very short duration and higher quality assets such as government securities, residential mortgage backed securities, short-term asset-backed securities, and taxable municipal bonds. The shorter-than-benchmark duration makes it particularly attractive as a cash management vehicle

The tax-exempt fixed income strategy for both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund prioritizes tax-exempt coupon income, which is the primary source of total return over longer periods of time. Our investment approach relies heavily on the use of higher coupon bonds, as well as bonds structured with call provisions, sinking funds, and prepayment clauses that provide attractive and regular cash flows. We also continue to focus on sectors and security features that offer incremental yield, while diversifying to manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2019	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +3.31% during the 12-month period ending March 31, 2019, compared to the return of the Bloomberg Barclays Intermediate Government Bond Index of +3.79%. The Fund’s 30-day SEC yield was 3.39% and its 12-month distribution rate was 2.15%.

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its holdings in higher coupon government agency mortgages. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was successful in providing stability to the Fund’s net asset value, however, detracted from the return. The Federal Reserve hiked the Fed Funds rate three times over the 12-month period as it continued to normalize monetary policy. The strong U.S. economy caused interest rates to climb higher throughout most of 2018; however, as the global economy has begun to slow, the Federal Reserve has reversed course on both the normalization of monetary policy as well as the reduction of the balance sheet. The about face caused both short- and long-term interest rates to fall. The Federal Reserve now expects to reduce the balance sheet to $3.5 trillion by fourth quarter of 2019, a much smaller reduction than previously reported. They also expect to pause with further rate hikes for the foreseeable future. As a result, we expect interest rates to remain lower until global concerns wane or growth in the U.S. economy accelerates. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable.

We continue to position the Fund defensively against rising short-term interest rates while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of March 31, 2019
	Sit U.S. Government Securities Fund	Bloomberg Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

One Year	3.31%	3.79%	3.83%

Five Years	1.61	1.65	2.27

Ten Years	2.23	2.00	2.98

Since Inception (6/2/87)	5.20	5.36	5.25

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2019. Subject to change.

PORTFOLIO SUMMARY
Net Asset Value 3/31/19:	$10.92 Per Share
Net Asset Value 3/31/18:	$10.80 Per Share
Total Net Assets:	$427.3 Million
Effective Duration[3]:	3.1 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.9%

1-5 Years	93.7

5-10 Years	2.6

20+ Years	0.8

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 18.1 years as of March 31, 2019.

Information on this page is unaudited.
MARCH 31, 2019	5

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 36.8%
Federal Home Loan Mortgage Corporation - 6.9%
185,301	4.00	7/1/25	191,233
966,681	5.00	5/1/42	1,043,185
1,220,513	5.00	9/1/43	1,325,449
54,147	5.82	10/1/37	58,288
469,391	6.50	12/1/34	517,358
2,001,812	6.50	11/1/35	2,254,356
238,566	6.88	2/17/31	265,362
63,986	7.00	8/1/27	65,896
22,876	7.00	10/1/27	22,948
920,290	7.00	4/1/28	986,637
7,548,948	7.00	12/1/31	8,461,760
509,088	7.00	2/1/37	556,108
6,040,941	7.00	10/1/37	7,065,410
2,916,834	7.00	10/1/38	3,380,255
700,965	7.00	1/1/39	810,840
79,478	7.38	12/17/24	83,331
102,085	7.50	1/1/31	105,393
536,322	7.50	1/1/32	600,692
349,766	7.50	8/1/32	373,957
45,509	7.50	10/1/38	47,371
12,227	7.95	10/1/25	12,248
13,660	7.95	11/1/25	13,682
71,324	8.00	5/1/31	76,244
65,693	8.00	11/1/36	74,595
140,296	8.00	1/1/37	159,886
179,627	8.50	12/1/21	187,069
177,766	8.50	6/20/27	202,138
37,328	8.50	12/1/29	40,275
111,016	8.50	3/1/31	126,243
15,325	9.00	11/1/25	15,557
42,922	9.00	3/20/27	43,105
122,834	9.00	2/17/31	124,341
123,488	9.00	5/1/31	136,456
24,891	9.50	12/17/21	24,928
4,243	10.00	9/1/20	4,260
6,960	10.00	3/1/21	6,990
25,012	10.00	3/17/25	25,217
5,505	10.00	3/25/25	5,544
22,465	10.00	7/1/30	22,686
2,217	10.50	6/1/19	2,214
760	11.00	8/25/20	766

			29,520,273

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Federal National Mortgage Association - 16.0%
5,763,035	4.50	4/1/48		6,132,689
409,800	5.50	6/1/33		435,440
72,124	5.61	11/1/22		72,074
936,529	5.93	5/1/35		964,392
2,812,021	5.96	6/1/28		3,248,253
703,592	6.00	11/1/34		775,825
191,100	6.00	5/1/37		207,239
96,742	6.00	9/1/37		104,505
255,960	6.00	11/1/37		266,729
2,088,747	6.00	4/1/38		2,287,104
7,309,324	6.00	5/1/41		8,061,013
2,318,789	6.06	11/1/43		2,564,750
14,660	6.50	1/1/22		14,855
1,963,987	6.50	2/1/29		2,169,078
313,259	6.50	3/1/29		333,853
4,806,248	6.50	12/1/30		5,371,627
359,422	6.50	6/1/31		404,917
63,834	6.50	8/1/34		69,173
1,029,705	6.50	12/1/36		1,167,884
308,265	6.50	1/1/39		339,220
3,702,356	6.50	6/1/40		4,244,806
1,724,847	6.50	9/1/40		2,016,639
1,238,794	6.75	6/1/32		1,414,009
1,192,395	6.92	6/1/40		1,327,544
29,527	1 Mo. Libor + 2.27, 6.95%	8/1/21	[1]	28,845
24,690	7.00	9/1/21		25,257
87,958	7.00	3/1/22		90,332
118,628	7.00	6/1/22		121,713
56,423	7.00	1/1/24		58,768
35,759	7.00	2/1/26		37,396
86,158	7.00	9/1/27		91,064
45,038	7.00	10/1/27		48,008
205,753	7.00	11/1/27		226,407
39,454	7.00	1/1/28		41,949
39,642	7.00	10/1/32		42,803
4,907,651	7.00	12/1/32		5,663,731
101,212	7.00	7/1/33		110,537
124,583	7.00	7/1/34		139,485
606,265	7.00	3/1/37		703,505
878,079	7.00	10/1/37		1,029,840
39,564	7.00	12/1/37		42,652
730,275	7.00	11/1/38		873,018
2,632,567	7.00	3/1/39		3,076,601
863,466	7.00	5/1/39		997,418
1,729,130	7.00	1/1/40		1,993,967
600,349	7.00	9/1/47		638,036
27,484	7.50	6/1/22		28,245
12,297	7.50	8/1/22		12,341
31,571	7.50	12/1/22		31,841
35,859	7.50	3/1/23		36,133
194,397	7.50	4/1/32		216,724
10,593	7.50	8/1/32		10,789

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

219,639	7.50	1/1/34	240,966
1,015,013	7.50	10/1/37	1,206,268
1,878,852	7.50	11/1/38	2,191,663
19,402	7.59	7/20/30	19,538
67,632	8.00	10/1/23	69,413
256,279	8.00	6/1/25	272,048
7,919	8.00	7/20/28	7,981
104,868	8.00	2/1/31	118,984
91,641	8.00	1/1/32	100,490
310,544	8.00	11/1/37	353,467
330,315	8.00	3/1/38	388,478
109,047	8.08	11/15/31	120,853
2,846	8.33	7/15/20	2,857
85,891	8.50	11/1/26	89,696
106,987	8.50	3/1/28	118,215
67,342	8.50	10/1/28	76,626
35,302	8.50	11/1/28	39,065
223,208	8.50	4/1/29	247,867
47,932	8.50	10/1/29	48,323
96,640	8.50	7/1/30	109,399
65,324	8.50	8/1/30	78,252
248,301	8.50	4/1/32	298,602
339,028	8.50	1/1/37	403,150
17,033	8.84	8/20/25	17,246
22,216	9.00	9/1/24	22,415
11,372	9.00	6/15/25	11,519
49,749	9.00	6/1/30	54,262
42,762	9.00	7/1/30	43,866
31,024	9.00	10/1/30	33,862
126,589	9.00	2/1/31	135,405
21,875	9.00	7/1/31	21,915
46,175	9.00	10/1/31	51,655
77,139	9.00	8/1/37	86,301
23,989	9.00	1/1/38	24,167
166,675	9.00	2/1/38	179,902
28,518	9.01	5/15/28	28,947
7,876	9.24	3/15/22	7,958
7,345	9.50	3/1/20	7,438
11,489	9.50	7/1/20	11,697
251	9.50	12/15/20	253
778	9.50	4/15/21	794
23,864	9.50	8/1/24	24,182
171,725	9.50	5/1/29	196,589
32,623	9.50	4/1/30	36,536
156,999	9.50	8/1/31	178,990
701	9.99	8/15/20	705
33,994	10.00	2/1/28	34,570
148,534	10.00	6/1/30	169,294
4,109	10.50	6/1/28	4,119
206	11.01	7/15/20	207

			68,398,018

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Government National Mortgage Association - 12.7%
195,830	4.00	12/15/24		201,543
671,453	4.00	10/20/30		698,749
10,601,285	4.00	8/20/31		11,031,742
982,510	4.00	12/20/31		1,022,514
850,262	4.25	10/20/31		889,808
505,258	4.25	3/20/37		528,354
2,440,028	4.75	9/20/31		2,585,871
92,773	5.50	9/15/25		98,857
1,204,658	5.50	5/15/29		1,283,981
2,812,497	5.75	2/15/29		3,015,642
942,737	5.75	10/20/31		1,017,719
605,280	6.00	9/15/33		655,658
487,633	6.00	2/20/47		534,768
4,830,327	6.00	7/20/47		5,245,683
78,811	6.25	12/15/23		85,908
877,399	6.25	4/15/29		956,824
156,387	6.50	11/15/23		164,444
276,318	6.50	4/15/24		289,483
1,046,042	6.50	2/20/28		1,173,208
617,236	6.50	2/20/29		664,859
1,175,768	6.50	11/20/29		1,321,929
3,711,210	6.50	2/15/35		4,170,355
17,367	6.50	12/20/38		18,010
372,729	6.50	1/20/39		421,038
231,908	6.50	2/20/39		262,294
410,067	6.50	4/20/39		463,757
554,575	6.50	6/20/39		627,000
792,753	6.50	8/20/39		888,210
563,390	6.50	4/20/43		628,413
5,806,977	7.00	8/15/29		6,537,160
6,114,050	7.00	10/15/29		6,909,625

				54,393,406

Small Business Administration - 1.2%
1,484,185	5.33	8/25/36		1,577,466
3,247,535	5.33	9/25/36		3,444,779

				5,022,245

Total Mortgage Pass-Through Securities (cost: $156,742,821)				157,333,942

U.S. Treasury / Federal Agency Securities - 2.0%
United States Treasury Strip Principal:
8,000,000	2.86	8/15/47	[6]	3,547,408
6,000,000	2.91	11/15/27	[6]	4,884,936

Total U.S. Treasury / Federal Agency Securities (cost: $8,254,167)				8,432,344

See accompanying notes to financial statements.
MARCH 31, 2019	7

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Collateralized Mortgage Obligations - 56.2%
Federal Home Loan Mortgage Corporation - 15.1%
566,183	5.00	2/15/23		585,192
2,020,383	5.44	7/25/32	[1]	2,177,258
560,436	5.51	5/15/38	[1]	596,247
5,628	6.00	9/15/21		5,756
1,734,209	6.00	1/15/33		2,000,639
2,796,148	6.00	9/15/42		3,167,826
38,980	6.25	5/15/29		41,849
158,944	6.50	9/15/23		168,085
64,709	6.50	3/15/24		69,109
20,759	6.50	2/15/30		22,997
1,198,886	6.50	8/15/31		1,352,514
377,360	6.50	1/15/32		419,635
92,141	6.50	3/15/32		101,996
492,271	6.50	6/25/32		547,078
149,744	6.50	7/15/32		165,715
6,456,569	6.50	5/15/33		7,258,664
1,148,417	6.50	5/15/35		1,312,561
623,989	6.50	8/15/39		710,171
858,005	6.50	2/25/43		994,657
646,518	6.50	3/25/43		724,195
780,419	6.50	7/25/43		898,892
684,724	6.50	10/25/43		794,361
5,540,363	6.50	8/15/45		6,513,569
22,465	6.70	9/15/23		23,903
587,911	6.95	3/15/28		644,154
3	7.00	12/15/20		3
1,541	7.00	3/15/21		1,549
35,574	7.00	10/15/22		37,225
9,673	7.00	11/15/22		10,080
320,984	7.00	3/25/23		334,897
13,945	7.00	4/15/23		14,697
59,148	7.00	7/15/23		62,955
95,245	7.00	1/15/24		101,663
80,712	7.00	3/15/24		85,864
116,203	7.00	8/15/25		126,063
95,029	7.00	9/15/26		103,544
151,843	7.00	6/15/29		169,066
1,167,574	7.00	8/15/29		1,235,702
472,494	7.00	10/20/29		535,357
817,656	7.00	11/15/29		839,847
1,970,407	7.00	12/15/29		2,015,019
122,190	7.00	1/15/30		137,318
305,601	7.00	10/15/30		349,284
170,397	7.00	7/15/31		192,069
124,870	7.00	4/15/32		138,629
719,809	7.00	5/15/32		819,351
3,973,063	7.00	8/15/41		4,415,824
2,388,565	7.00	2/25/43		2,758,563
839,255	7.00	3/25/43		944,092
956,225	7.00	7/25/43		1,123,466
1,885,241	7.00	9/25/43		2,222,496

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

2,800,259	7.00	3/15/49		3,357,948
18,450	7.50	10/15/21		19,070
85,196	7.50	7/15/22		88,669
149,548	7.50	3/15/23		158,009
545,877	7.50	4/15/23		578,931
68,194	7.50	9/20/26		76,266
337,132	7.50	3/15/28		380,190
409,418	7.50	9/15/29		468,572
166,921	7.50	12/15/29		186,946
242,137	7.50	6/15/30		278,638
361,509	7.50	8/15/30		407,603
478,884	7.50	9/15/30		554,929
130,628	7.50	11/15/30		148,834
3,215,133	7.50	6/15/34		3,768,684
1,269,492	7.50	8/25/42	[1]	1,534,765
952,175	7.50	9/25/43		1,107,030
38,810	8.00	7/15/21		39,364
618,562	8.00	2/15/23		657,328
43,108	8.00	4/25/24		46,027
157,840	8.00	2/15/27		178,614
168,420	8.00	11/20/29		193,442
220,252	8.00	1/15/30		254,052
10,593	8.25	6/15/22		11,254
22,958	8.30	11/15/20		23,681
7,265	8.50	10/15/22		7,379
128,767	8.50	3/15/25		144,207
34,415	8.50	3/15/32		39,012
227	9.15	10/15/20		230

				64,781,320

Federal National Mortgage Association - 24.8%
849,994	3.93	8/25/43	[1]	864,224
347,561	4.55	6/25/43		366,381
960,078	5.00	6/25/43		1,019,223
877,058	5.35	7/25/37	[1]	831,608
797,961	5.36	6/25/42		869,385
1,077,596	5.50	9/25/33		1,165,364
4,498,323	5.50	6/25/40		5,036,519
1,416,990	5.57	12/25/53	[1]	1,581,710
1,027,897	5.81	8/25/43		1,112,108
1,098,912	5.88	12/25/42	[1]	1,191,238
2,214,478	6.00	5/25/30		2,451,746
3,113,167	6.00	5/25/36		3,536,539
202,685	6.00	6/25/36		240,495
2,716,831	6.00	11/25/43		3,010,440
272,779	6.00	8/25/45		300,701
3,530,775	6.00	2/25/48		4,080,126
1,149,758	6.33	8/25/47	[1]	1,251,444
316,478	6.50	8/20/28		337,226
174,279	6.50	3/25/32		197,328
421,299	6.50	6/25/32		475,441
333,083	6.50	7/25/36		379,838
117,661	6.50	9/25/36		129,627
287,996	6.50	3/25/42		319,189

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
1,848,878	6.50	5/25/42		2,094,551
5,032,398	6.50	7/25/42		5,600,748
396,388	6.50	9/25/42		444,303
875,805	6.50	11/25/42		966,594
4,340,039	6.50	7/25/44		4,819,860
532,183	6.56	9/25/37	[1]	593,738
367,420	6.66	2/25/45	[1]	420,023
4,009,417	6.75	6/25/32		4,575,167
701,393	6.75	4/25/37		768,974
104,521	6.85	12/18/27		115,451
482,720	6.93	8/25/37	[1]	509,251
1,923	7.00	1/25/21		1,955
9,616	7.00	7/25/22		9,983
18,065	7.00	11/25/22		18,965
35,464	7.00	12/25/22		37,477
26,472	7.00	6/25/23		27,787
732,877	7.00	4/25/24		776,057
227,479	7.00	9/18/27		250,675
4,595,277	7.00	5/25/31		5,153,863
396,965	7.00	9/25/40		478,469
651,197	7.00	10/25/41		726,519
317,469	7.00	11/25/41		366,762
423,346	7.00	12/25/41		476,942
1,131,299	7.00	1/25/42		1,282,268
1,191,631	7.00	7/25/42		1,362,032
1,945,570	7.00	10/25/42	[1]	2,137,764
2,952,386	7.00	2/25/44		3,346,619
145,219	7.00	8/25/44		166,544
40,555	7.50	8/20/27		45,400
279,455	7.50	10/25/40		316,269
787,862	7.50	11/25/40		873,063
887,039	7.50	6/19/41	[1]	1,008,686
1,857,667	7.50	7/25/41		2,138,328
1,257,749	7.50	8/25/41		1,447,540
347,631	7.50	11/25/41		402,569
625,747	7.50	1/25/42		720,345
3,090,040	7.50	2/25/42	[1]	3,374,305
4,205,277	7.50	5/25/42		4,922,397
456,775	7.50	6/25/42		518,820
3,747,969	7.50	8/25/42	[1]	4,413,502
1,378,653	7.50	2/25/44		1,597,303
821,491	7.50	3/25/44		919,039
971,974	7.50	5/25/44		1,136,285
64,352	7.50	10/25/44		73,862
5,860,534	7.50	1/25/48		6,818,857
53,044	8.00	7/25/22		55,955
68,088	8.00	7/18/27		76,045
789,476	8.00	11/25/37	[1]	915,373
581,341	8.00	7/25/44		664,074
423,335	8.11	11/25/37	[1]	490,981
10,233	8.50	1/25/21		10,325
8,435	8.50	9/25/21		8,730

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
16,256	8.50	1/25/25		17,868
651,181	8.50	6/25/30		758,612
59,273	8.67	10/25/42	[1]	72,936
1,865	8.70	12/25/19		1,881
662	8.75	9/25/20		680
4,619	8.95	10/25/20		4,756
1,795	9.00	12/25/19		1,814
310	9.00	3/25/20		315
11,724	9.00	5/25/20		11,970
910	9.00	6/25/20		932
705	9.00	7/25/20		720
3,117	9.00	9/25/20		3,212
2,388	9.00	10/25/20		2,464
46,194	9.00	1/25/21		47,798
10,936	9.00	8/25/22		11,776
88,516	9.00	11/25/28		99,626
475,186	9.00	6/25/30		570,930
79,511	9.00	10/25/30		95,392
2	9.25	1/25/20		2
164,766	9.36	6/25/32	[1]	185,579
2,807	9.50	3/25/20		2,865
392	9.50	4/25/20		399
4,268	9.50	11/25/20		4,417
101,525	9.50	11/25/31		118,703
283,088	9.50	12/25/41		336,683
6,222	9.60	3/25/20		6,320
1,389,875	11.06	9/25/42	[1]	1,784,495
431,966	11.26	6/25/44	[1]	489,736
24,323	22.23	3/25/39	[1]	32,958

				105,891,133

Government National Mortgage Association - 13.9%
500,000	5.50	9/20/39		588,089
3,444,580	5.52	11/20/45	[1]	3,831,620
6,938,710	5.66	4/20/40	[1]	7,838,197
972,517	5.99	11/20/43	[1]	1,077,110
2,662,118	6.00	11/20/33		2,932,680
757,409	6.00	12/20/35		852,686
491,638	6.00	3/20/42		548,399
4,665,426	6.00	3/20/49		5,277,763
1,281,877	6.09	10/20/40	[1]	1,436,071
2,831,851	6.13	1/20/39	[1]	3,239,254
573,193	6.40	4/20/37	[1]	636,897
3,116,773	6.49	6/20/41	[1]	3,517,069
350,519	6.50	5/16/32		396,188
1,464,759	6.50	7/20/32		1,515,731
303,104	6.50	2/20/37		338,750
303,791	6.50	9/16/38		337,173
4,897,224	6.50	8/20/48		5,715,792
1,011,179	6.56	7/20/39	[1]	1,147,940
1,979,096	6.65	9/20/44	[1]	2,264,821
618,355	6.66	4/20/39	[1]	710,762
1,532,149	6.90	8/20/40	[1]	1,763,858

See accompanying notes to financial statements.
MARCH 31, 2019	9

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
985,535	6.98	6/20/45	[1]	1,119,043
682,756	7.00	6/20/26		682,605
178,244	7.00	9/16/33		203,481
573,363	7.00	5/20/42		650,569
2,992,365	7.00	10/20/48		3,445,180
974,960	7.15	12/20/33	[1]	1,097,849
2,089,509	7.30	8/20/38	[1]	2,363,247
2,638,124	7.47	7/20/44	[1]	2,988,762
714,428	7.49	7/16/24		803,122
61,959	7.50	5/16/27		61,878

				59,382,586

Vendee Mortgage Trust - 2.4%
2,507,510	6.50	8/15/31		2,845,087
1,160,263	6.50	10/15/31		1,313,551
1,674,847	6.64	3/15/25	[1]	1,876,655
989,290	6.75	2/15/26		1,089,858
1,056,445	7.00	3/15/28		1,179,887
172,927	7.25	9/15/22		177,096
365,404	7.25	9/15/25		402,457
532,208	7.75	5/15/22		558,955
494,204	7.75	9/15/24		535,107
173,690	8.00	2/15/25		193,120
103,600	8.29	12/15/26		116,015

				10,287,788

Total Collateralized Mortgage Obligations (cost: $238,554,349)				240,342,827

Asset-Backed Securities - 2.1%
Federal Home Loan Mortgage Corporation - 0.4%
738	6.09	9/25/29	[1]	723
1,290,456	7.16	7/25/29		1,422,984

				1,423,707

Federal National Mortgage Association - 0.5%
15,579	1 Mo. Libor + 0.34, 2.83%	11/25/32	[1]	15,262
510,684	4.69	9/26/33	[14]	556,897
170,661	5.00	10/25/33	[14]	176,858
1,141,139	5.75	2/25/33	[14]	1,199,777
3,756	6.47	10/25/31	[14]	3,865
18,883	6.50	5/25/32	[14]	19,202
211,498	6.59	10/25/31	[14]	224,428
1,322	6.83	7/25/31	[14]	1,313
8,365	7.80	6/25/26	[1]	9,360

				2,206,962

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Small Business Administration - 1.2%
474,656	5.78	8/1/27	501,074
1,986,238	5.87	7/1/28	2,120,414
1,746,343	6.02	8/1/28	1,860,056
287,478	7.13	10/1/20	289,751
185,524	7.33	8/1/20	187,678
193,062	8.03	5/1/20	195,219

			5,154,192

Total Asset-Backed Securities (cost: $8,674,214)			8,784,861

Quantity Name of Issuer	Fair Value ($)
Short-Term Securities - 1.2%
5,024,306 Fidelity Inst. Money Mkt. Gvt. Fund, 2.31%	5,024,306

(cost: $5,024,306)
Total Investments in Securities - 98.3% (cost: $417,249,857)	419,918,280

Other Assets and Liabilities, net - 1.7%	7,395,608

Total Net Assets - 100.0%	$427,313,888

[1]

Variable rate security. Rate disclosed is as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2019.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	157,333,942	—	157,333,942
U.S. Treasury / Federal Agency Securities	—	8,432,344	—	8,432,344
Collateralized Mortgage Obligations	—	240,342,827	—	240,342,827
Asset-Backed Securities	—	8,784,861	—	8,784,861
Short-Term Securities	5,024,306	—	—	5,024,306

	5,024,306	414,893,974	—	419,918,280

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2019	11

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +2.17% during the 12-month period ending March 31, 2019, compared to the return of the Bloomberg Barclays 1-3 Year Government/Credit Bond Index of +3.03%. The Fund’s 30-day SEC yield was 2.19% and its 12-month distribution rate was 1.94%.

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the year, the Fund benefitted from the income advantage produced by its holdings in residential mortgages, corporate, and taxable municipal securities. Non-agency residential mortgages underperformed as the income advantage was not enough to offset the price weakness. Taxable municipal securities outperformed as the strong income return more than offset the underperformance from a price perspective. Corporate securities outperformed despite modest spread widening. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was successful in providing stability to the Fund’s net asset value, however, detracted from the return.

The Federal Reserve hiked interest rates three times over the 12-month period, as it continued to seek a more normalized monetary policy. The Federal Reserve’s balance sheet continued to decrease throughout the year which caused interest rates to rise throughout most of 2018. However, global growth concerns and a potential slow patch in the U.S. economy caused the Federal Reserve to reverse course on its normalization policies, causing interest rates to decline. The Federal Reserve now expects to reduce the balance sheet to $3.5 trillion by fourth quarter of 2019, and refrain from future rate hikes for the foreseeable future. As a result, we expect interest rates to remain at current levels until global concerns wane or growth in the U.S. economy accelerates.

We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving principal. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Chris M. Rasmussen, CFA
Portfolio Managers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2019
	Sit Quality Income Fund	Bloomberg Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]

One Year	2.17%	3.03%	3.11%
Five Years	0.82	1.22	1.53
Since Inception (12/31/12)	0.79	1.12	1.42

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	39.0%
Corporate Bonds	17.4
Mortgage Pass-Through (Agency)	11.9
Taxable Municipal Bonds	11.0
Asset-Backed (Non-Agency)	10.4
Collateralized Mortgage Obligations (Non-Agency)	8.6
Other Net Assets	1.7

Based on total net assets as of March 31, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/19:	$9.80 Per Share
Net Asset Value 3/31/18:	$9.78 Per Share
Total Net Assets:	$82.3 Million
Average Maturity:	9.7 Years
Effective Duration[3]:	1.1 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2019	13

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 12.4%
Agency - 2.0%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	697,715	2.87	5/28/35	682,990
FNMA REMICS, Series 2001-W2, Class AS5 [14]	4,652	6.47	10/25/31	4,787
Small Business Administration, Series 2000-20D	40,466	7.47	4/1/20	40,795
Small Business Administration, Series 2006-20D, Class 1	288,175	5.64	4/1/26	300,574
Small Business Administration, Series 2007-20B, Class 1	206,790	5.49	2/1/27	217,246
Small Business Administration, Series 2007-20J, Class 1	337,455	5.57	10/1/27	353,535

				1,599,927

Non-Agency - 10.4%
Aegis Asset Backed Securities Corp., Series 2003-2, Class M1, 1 Mo. Libor + 1.13% [1]	747,206	3.61	11/25/33	747,761
Bayview Opportunity Master Fund, Series 2017-SPL5, Class A 1, [4]	423,989	3.50	6/28/57	425,267
Bear Stearns Asset Backed Securities I Trust, Series 2005-AQ2, Class A3, 1 Mo. Libor + 0.36% [1]	125,345	2.85	9/25/35	125,296
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	105,026
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	320,002
Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	5,175	5.17	9/25/34	5,218
CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	3,943	4.56	10/20/32	3,955
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	147,512	5.12	2/25/35	147,972
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class B [4]	500,000	3.94	7/15/27	508,919
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-AGE1, Class M3, 1 Mo. Libor + 0.65% [1]	257,774	3.14	2/25/32	257,134
GSAMP Trust, Series 2004-FM1, Class M1, 1 Mo. Libor + 0.98% [1]	201,687	3.46	11/25/33	200,209
Irwin Whole Loan Home Equity Trust, Series 2005-A, Class M1, 1 Mo. Libor + 0.86% [1]	532,628	3.34	6/25/34	531,332
Mill City Mortgage Loan Trust, Series 2017-3, Class A1 1, [4]	361,577	2.75	1/25/61	356,313
New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	4,622	5.08	11/25/33	4,710
New Residential Mortgage Loan Trust, 2018-1A, Class A1A 1, [4]	441,124	4.00	12/25/57	450,252
New Residential Mortgage Loan Trust, Series 2017-6A, Class A1 1, [4]	219,855	4.00	8/27/57	223,295
NovaStar Mortgage Funding Trust, Series 2004-2, Class M2, 1 Mo. Libor + 1.02% [1]	44,812	3.51	9/25/34	44,692
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A3 [4]	1,000,000	2.82	6/10/21	999,015
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A4 [4]	940,000	3.30	5/10/24	945,623
OSCAR US Funding Trust VII, LLC, Series 2017-2A, Class A3 [4]	880,000	2.45	12/10/21	874,684
OSCAR US Funding Trust VIII, LLC, Series 2018-1A, Class A2A [4]	210,252	2.91	4/12/21	210,063
OSCAR US Funding Trust VIII, LLC, Series 2018-1A, Class A2B, 1 Mo. Libor + 0.49% 1, [4]	600,720	2.98	4/12/21	600,831
World Omni Auto Receivables Trust, Series 2018-A, Class B	500,000	2.89	4/15/25	500,234

				8,587,803

Total Asset-Backed Securities (cost: $10,179,280)				10,187,730

Collateralized Mortgage Obligations - 32.1%
Agency - 23.5%
FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2	96,361	4.22	3/25/20	97,410
FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2	2,000,000	3.13	6/25/21	2,019,217
FHLMC Multifamily Structured Pass Through Certificates, Series K727, Class A2	293,000	2.95	7/25/24	296,821
FHLMC Multifamily Structured Pass Through Certificates, Series K728, Class A2 [1]	2,000,000	3.06	8/25/24	2,038,843
FHLMC Multifamily Structured Pass Through Certificates, Series K729, Class A2	1,500,000	3.14	10/25/24	1,532,311
FHLMC Multifamily Structured Pass Through Certificates, Series K730, Class A2	1,500,000	3.59	1/25/25	1,567,385
FHLMC REMICS, Series 2528, Class KM	39,914	5.50	11/15/22	40,952
FHLMC REMICS, Series 3104, Class BY	135,097	5.50	1/15/26	143,786
FHLMC REMICS, Series 3614, Class QA	36,711	4.00	5/15/24	36,698
FHLMC REMICS, Series 3806, Class JA	351,099	3.50	2/15/26	354,942
FHLMC REMICS, Series 4759, Class NA	921,646	3.00	8/15/44	924,649
FHLMC REMICS, Series 4776, Class QG	944,095	3.00	9/15/42	949,396
FNMA ACES, Series 2009-M1, Class A2	24,467	4.29	7/25/19	24,433

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
FNMA ACES, Series 2013-M14, Class A2 [1]	327,862	3.33	10/25/23	336,818
FNMA ACES, Series 2013-M9, Class A2 [1]	1,093,125	2.39	1/25/23	1,083,057
FNMA Grantor Trust, Series 2004-T1, Class 2A [1]	610,648	3.93	8/25/43	620,871
FNMA REMICS, Series 2003-52, Class NA	50,525	4.00	6/25/23	50,947
FNMA REMICS, Series 2005-19, Class PA	36,535	5.50	7/25/34	36,942
FNMA REMICS, Series 2005-68, Class PC	8,533	5.50	7/25/35	8,640
FNMA REMICS, Series 2008-65, Class CD	18,427	4.50	8/25/23	18,433
FNMA REMICS, Series 2009-13, Class NX	86,066	4.50	3/25/24	86,159
FNMA REMICS, Series 2009-71, Class MB	47,394	4.50	9/25/24	48,674
FNMA REMICS, Series 2009-88, Class DA	3,888	4.50	10/25/20	3,891
FNMA REMICS, Series 2011-16, Class GE	179	2.75	3/25/26	179
FNMA REMICS, Series 2012-19, Class GH	36,316	3.00	11/25/30	36,573
FNMA REMICS, Series 2013-74, Class AD	182,611	2.00	7/25/23	180,666
FNMA REMICS, Series 2017-97, Class DP	1,079,641	3.50	10/25/46	1,090,124
FNMA REMICS, Series 2018-1, Class TE	720,225	3.50	3/25/44	731,438
FNMA REMICS, Series 2018-25, Class AG	757,279	3.50	4/25/47	776,464
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A, 1 Mo. Libor + 0.32% [1]	1,000,000	2.81	2/25/20	999,049
FRESB Mortgage Trust, Series 2018-SB45, Class A5H, 1 Mo. Libor + 2.96% [1]	951,794	2.96	11/25/37	959,025
FRESB Mortgage Trust, Series 2018-SB46, Class A5H, 1 Mo. Libor + 2.89% [1]	883,835	2.89	12/25/37	888,738
GNMA, Series 2011-29, Class JA	15,375	4.50	4/20/40	15,418
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 Mo. Libor + 0.45% [1]	180,333	2.93	10/7/20	180,684
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A, 1 Mo. Libor + 0.56% [1]	1,059,721	3.04	12/8/20	1,063,824
Vendee Mortgage Trust, Series 1993-1, Class ZB	76,006	7.25	2/15/23	81,207

				19,324,664

Non-Agency - 8.6%
COLT Mortgage Loan Trust, Series 2017-1, Class A1 1, [4]	139,506	2.61	5/27/47	138,751
COLT Mortgage Loan Trust, Series 2017-2, Class A2A 1, [4]	172,830	2.57	10/25/47	172,234
COLT Mortgage Loan Trust, Series 2019-1, Class A1 1, [4]	486,037	3.71	3/25/49	487,731
GSR Mortgage Loan Trust, Series 2005-5F, Class 8A1, 1 Mo. Libor + 0.50% [1]	44,189	2.99	6/25/35	41,892
JPMorgan Mortgage Trust, Series 2019-1, Class A6 1, [4]	705,029	4.00	5/25/49	714,334
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1 [1]	212,617	4.47	11/21/34	218,462
MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	70,286	6.25	6/25/33	73,265
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	103,006	5.50	7/25/33	108,722
MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	108,457	5.50	12/25/33	111,148
MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	42,000	5.35	11/25/35	43,246
New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 [1,4]	625,172	4.00	3/25/57	635,465
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 [1,4]	676,057	4.00	4/25/57	690,661
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1 [1,4]	307,072	3.99	6/25/57	311,708
New Residential Mortgage Loan Trust, Series 2018-4, Class A1S, 1 Mo. Libor + 0.75% 1, [4]	846,861	3.24	1/25/48	840,849
New Residential Mortgage Loan Trust, Series 2019-1A, Class A1 [1,4]	528,520	4.00	9/25/57	534,882
Prime Mortgage Trust, Series 2004-CL1, Class 1A1	76,585	6.00	2/25/34	80,670
RAAC Trust, Series 2004-SP3, Class AI5 [1]	606	4.89	12/25/32	615
Sequoia Mortgage Trust, Series 2012-2, Class B1 [1]	653,961	4.23	4/25/42	673,586
Sequoia Mortgage Trust, Series 2017-4, Class A4 1, [4]	377,113	3.50	7/25/47	378,704
Sequoia Mortgage Trust, Series 2018-3, Class A4 1, [4]	670,481	3.50	3/25/48	672,046
Structured Asset Securities, Corp. Mtg Pass-Through Certificates, Series 2003-22A, Class 3A [1]	86,609	4.53	6/25/33	87,674
WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A, US FED + 1.25% [1]	70,913	2.38	2/27/34	69,824
WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	1,711	5.50	8/25/19	1,707

				7,088,176

Total Collateralized Mortgage Obligations (cost: $26,265,048)				26,412,840

See accompanying notes to financial statements.
MARCH 31, 2019	15

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Corporate Bonds - 17.4%
Assured Guaranty US Holdings, Inc.	250,000	5.00	7/1/24	268,068
Aviation Capital Group, LLC [4]	425,000	6.75	4/6/21	452,945
AXIS Specialty Finance, LLC	800,000	5.88	6/1/20	824,141
Bank of America Corp., 3 Mo. Libor + 0.66% [1]	750,000	3.42	7/21/21	751,796
Bank of Montreal	750,000	2.90	3/26/22	750,735
Citigroup, Inc., 3 Mo. Libor + 0.96% [1]	550,000	3.73	4/25/22	554,125
CommonSpirit Health	700,000	2.95	11/1/22	695,189
Doric Nimrod Air Finance Alpha 2012-1 Trust [4]	486,944	5.13	11/30/22	493,652
Duke Energy Florida, LLC	1,000,000	1.73	9/1/22	974,171
Equifax, Inc., 3 Mo. Libor + 0.87% [1]	800,000	3.55	8/15/21	795,017
Express Scripts Holding Co.	733,000	2.60	11/30/20	729,859
FS KKR Capital Corp.	800,000	4.00	7/15/19	801,461
Goldman Sachs Group, Inc., 3 Mo. Libor + 1.00% [1]	150,000	3.78	7/24/23	149,922
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A	724,182	3.90	1/15/26	718,896
HSBC Holdings, PLC, 3 Mo. Libor + 1.00% [1]	700,000	3.68	5/18/24	694,264
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64% [1]	900,000	3.27	12/1/21	895,554
Massachusetts Mutual Life Insurance Co. (Subordinated) [4]	750,000	7.50	3/1/24	881,508
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29% [1,4]	725,000	4.90	12/15/24	720,483
United Airlines 2013-1 Class A Pass Through Trust	847,549	4.30	8/15/25	878,377
US Airways 2012-2 Class A Pass Through Trust	163,340	4.63	6/3/25	170,352
US Airways 2013-1 Class A Pass Through Trust	718,348	3.95	11/15/25	728,289
Wells Fargo Bank NA, 3 Mo. Libor + 0.51% [1]	400,000	3.27	10/22/21	400,778

Total Corporate Bonds (cost: $14,298,062)				14,329,582

Mortgage Pass-Through Securities - 11.9%
Federal Home Loan Mortgage Corporation - 0.9%
Freddie Mac	156,935	3.00	9/1/27	159,002
Freddie Mac	34,043	3.50	7/1/26	34,926
Freddie Mac	222,731	4.00	7/1/26	231,072
Freddie Mac	224,908	4.00	1/1/27	233,342
Freddie Mac	666	4.50	5/1/19	678
Freddie Mac	1,853	4.50	6/1/19	1,885
Freddie Mac	1,045	4.50	6/1/19	1,063
Freddie Mac	26,716	4.50	12/1/21	27,195
Freddie Mac	12,033	4.50	7/1/26	12,260
Freddie Mac	2,851	5.00	7/1/19	2,887
Freddie Mac	15,474	5.00	10/1/25	16,374
Freddie Mac	686	5.50	10/1/19	686
Freddie Mac	11,327	5.50	5/1/20	11,352
Freddie Mac	2,923	5.50	7/1/20	2,930
Freddie Mac	2,375	5.50	12/1/20	2,380
Freddie Mac	20,077	5.50	3/1/21	20,285
Freddie Mac	14,711	5.50	3/1/21	14,938

				773,255

Federal National Mortgage Association - 7.0%
Fannie Mae	421,101	2.50	6/1/23	419,717
Fannie Mae	973,988	2.61	2/1/23	979,480
Fannie Mae	888,087	2.70	4/1/23	891,958

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Fannie Mae	693,221	2.72	12/1/22	696,243
Fannie Mae	338,376	2.75	5/1/25	340,685
Fannie Mae	981,749	2.77	11/1/23	989,947
Fannie Mae	255,617	3.00	8/1/28	258,947
Fannie Mae	632,013	3.50	1/1/26	646,529
Fannie Mae	19,132	4.00	9/1/24	19,707
Fannie Mae	138,282	4.00	6/1/25	142,441
Fannie Mae	22,347	4.00	10/1/31	23,232
Fannie Mae	127,412	4.50	4/1/25	131,869
Fannie Mae	138,389	4.73	2/1/20	138,860
Fannie Mae	3,074	5.00	8/1/19	3,143
Fannie Mae	35,041	5.00	9/1/20	35,828
Fannie Mae	5,818	5.50	1/1/21	5,853
Fannie Mae	3,851	5.50	10/1/21	3,879

				5,728,318

Government National Mortgage Association - 0.2%
Ginnie Mae, US Treasury + 1.50% [1]	43,150	3.63	4/20/33	44,675
Ginnie Mae, US Treasury + 1.50% [1]	9,233	3.63	4/20/42	9,466
Ginnie Mae	32,887	5.00	12/20/23	34,823
Ginnie Mae	21,427	5.00	9/15/24	21,846
Ginnie Mae	47,370	5.00	6/20/26	51,498

				162,308

Other Federal Agency Securities - 3.8%
Small Business Administration Pools, PRIME - 2.50% [1]	670,496	3.00	5/25/43	664,636
Small Business Administration Pools, PRIME + 0.78% [1]	584,847	6.27	3/25/30	639,513
Small Business Administration Pools, PRIME + 0.80% [1]	1,674,691	6.29	2/25/28	1,819,675

				3,123,824

Total Mortgage Pass-Through Securities (cost: $9,814,963)				9,787,705

Taxable Municipal Bonds - 11.0%
Atlanta Downtown Development Authority [17]	435,000	6.88	2/1/21	459,795
Berks County Industrial Development Authority	395,000	3.20	5/15/21	395,000
Century Housing Corp.	500,000	3.82	11/1/20	500,181
City of Wilkes-Barre PA [17]	1,000,000	3.24	11/15/21	1,019,040
Colorado Housing & Finance Authority	10,000	4.00	11/1/31	10,127
Kentucky Higher Education Student Loan Corp.	790,000	3.92	6/1/32	804,868
Massachusetts Educational Financing Authority	415,000	4.00	1/1/32	427,201
Massachusetts Educational Financing Authority	750,000	4.41	7/1/34	782,182
Morongo Band of Mission Indians [4]	500,000	5.25	10/1/21	504,650
New Hampshire Housing Finance Authority	560,000	4.22	7/1/29	579,270
New Hampshire Housing Finance Authority	195,000	4.00	7/1/35	196,841
New Hampshire Housing Finance Authority	10,000	4.00	1/1/37	10,131
Rhode Island Housing & Mortgage Finance Corp.	75,000	4.00	10/1/39	75,861
San Francisco Comm. Facs. Dist. No. 2014-1	375,000	3.03	9/1/23	378,739
San Francisco Comm. Facs. Dist. No. 2014-1	310,000	3.11	9/1/24	313,466
Southern California Public Power Authority	400,000	5.61	7/1/24	425,844
Tennessee Housing Development Agency	115,000	3.50	7/1/31	115,182
Town of Ledgeview WI	400,000	5.00	12/1/21	415,164
Town of Mammoth Lakes CA	225,000	2.75	10/1/22	224,649

See accompanying notes to financial statements.
MARCH 31, 2019	17

SCHEDULE OF INVESTMENTS

March 31, 2018

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
University of Colorado	400,000	6.11	6/1/29	402,236
Washington State University	1,000,000	6.41	10/1/34	1,019,640

Total Taxable Municipal Bonds (cost: $8,981,307)				9,060,067

U.S. Treasury / Federal Agency Securities - 13.5%
Federal Agency Issues - 0.7%
Federal Agricultural Mortgage Corp., 3 Mo. Libor + 0.37% [1]	250,000	2.97	3/9/23	252,510
Pershing Road Development Co., LLC, 3 Mo. Libor + 0.40% [1,4]	350,000	3.03	9/15/21	350,000

				602,510

U.S. Treasury - 12.8%
U.S. Treasury Floating Rate Note, 3 Mo. Libor + 0.04% [1]	2,500,000	2.44	7/31/20	2,497,685
U.S. Treasury Floating Rate Note, 3 Mo. Libor + 0.05% [1]	4,000,000	2.44	10/31/20	3,994,234
U.S. Treasury Note	4,000,000	2.25	11/15/24	3,992,188

				10,484,107

Total U.S. Treasury / Federal Agency Securities
(cost: $11,051,571)				11,086,617

Short-Term Securities - 0.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.31%	301,549			301,549

(cost: $301,549)
Total Investments in Securities - 98.6%
(cost: $80,891,780)				81,166,090

Call Options Written [10,19] - (0.3%)
(premiums received: $148,953)				(291,992)
Other Assets and Liabilities, net - 1.7%				1,412,881

Total Net Assets - 100.0%				$82,286,979

[1]

Variable rate security. Rate disclosed is as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2019 was $14,574,865 and represented 17.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	The amount of $1,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2019.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2019.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

(19) Options outstanding as of March 31, 2019 were as follows:

Description	Contracts	Exercise Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)
Call Options Written - U.S. Treasury Futures:
5-Year	(299)	115.00	June 2019	FCStone Financial	34,385,000	(148,953)	(291,992)

A summary of the levels for the Fund’s investments as of March 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other Significant	Other Significant
	Price ($)	Observable Inputs ($)	Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	10,187,730	—	10,187,730
Collateralized Mortgage Obligations	—	26,412,840	—	26,412,840
Corporate Bonds	—	14,329,582	—	14,329,582
Mortgage Pass-Through Securities	—	9,787,705	—	9,787,705
Taxable Municipal Bonds	—	9,060,067	—	9,060,067
U.S. Treasury / Federal Agency Securities	—	11,086,617	—	11,086,617
Short-Term Securities	301,549	—	—	301,549
	301,549	80,864,541	—	81,166,090
Liabilities
Call Options Written	(291,992)	—	—	(291,992)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2019	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a return of +3.67% during the fiscal year ended March 31, 2019, versus a return of +4.42% for its benchmark, the Bloomberg Barclays 5-year Municipal Bond Index. As of March 31, 2019, the Fund’s 30-day SEC yield was 2.67%, compared to the yield of 1.83% for the benchmark index. The Fund’s 12-month distribution rate was 3.30%.

The tax-exempt yield curve shifted lower during the past year with short-to-intermediate yields falling the most. Yields for 5-year to 15-year maturities fell approximately 50-55 basis points while yields for long bonds fell approximately 35-40 basis points. The municipal market was buoyed by lower issuance volume throughout the fiscal year. Going into 2018, lighter supply was expected in the wake of federal tax law changes in 2017. Specifically, issuance for the period of April 1, 2018 through December 31, 2018 fell to $253.1B, or 13.1% below the average for that period since 2001. 2019Q1 issuance was $69.9B, bringing the fiscal year total to $323.0B, or 13.3% below the average for that period. Tax-exempt fund flows also provided support for the municipal market when they turned positive in December and accelerated in the first quarter of 2019 to a record $23.4B of inflows, the best start to a calendar year since the data series began in 1992.

The Fund maintained a larger weighting of long duration bonds relative to the benchmark over the last year. This strategy proved advantageous as yields fell across the curve and long duration bonds outperformed short duration bonds. However, the effect was dampened using U.S. Treasury futures to shorten duration, which we’ve done since April 2017 in anticipation of moderately rising interest rates. This hedging strategy was beneficial to the Fund’s performance between April and October, but detrimental as Treasury yields declined throughout the remainder of the fiscal year. As a result, the Fund underperformed its benchmark for the year. Offsetting factors included the Fund’s overweight in housing bonds and superior selection in non-rated bonds. The single-family and multi-family housing sectors, which represent the Fund’s largest weightings, significantly outperformed the benchmark index. At the end of the fiscal year, the Fund held 20% of net assets in non-rated bonds and these bonds outperformed rated bonds over the past year.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run, thus we will add to higher coupon bonds when available. We will also focus deeply on credit analysis to take advantage of opportunities as they arise. We expect to continue hedging to maintain duration close to that of the Fund’s benchmark, but we will remain prepared to adjust this position as market conditions warrant. We remain diversified on an industry and issuer basis in order to manage credit and liquidity risk, and we believe the Fund is positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2019

	Sit Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]

One Year	3.67%	4.42%	5.07%
Five Years	4.88	2.23	4.04
Ten Years	6.23	3.12	5.42
Since Inception (9/29/88)	5.19	4.92	5.50

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	25.9%
Multi Family Mortgage	21.0
Other Revenue	9.4
Insured	7.3
Education/Student Loan	7.0
General Obligation	6.1
Hospital/Health Care	5.1
Sectors less than 5%	12.3
Cash & Other Net Assets	5.9

Based on total net assets as of March 31, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/19:	$9.69 Per Share
Net Asset Value 3/31/18:	$9.66 Per Share
Total Net Assets:	$247.4 Million
Average Maturity:	18.0 Years
Effective Duration[3]:	4.3 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

AAA	0.0%
AA	0.1
A	0.0
BBB	0.8
BB	15.3
<BB	3.3

Total	19.5%

Information on this page is unaudited.
MARCH 31, 2019	21

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.5%

Alabama - 0.2%
Pell City Special Care Facs. Finance Auth. Rev. (Noland Health Services, Inc.)	500,000	5.00	12/1/31	536,605

Alaska - 1.0%

AK Hsg. Finance Corp. Mtg. Rev.	640,000	4.13	12/1/37	654,573
AK Hsg. Finance Corp. Mtg. Rev.	550,000	4.25	12/1/40	561,913
AK Hsg. Finance Corp. Mtg. Rev. (G.O. of Corp. Insured)	500,000	4.50	12/1/35	504,805
AK Hsg. Finance Corp. Rev. (State Capital Proj.)	500,000	4.00	6/1/36	530,355
AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	250,000	5.50	N/A	12,500
AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	271,410

				2,535,556

Arizona - 2.2%
AZ Industrial Dev. Auth. Rev. (Bridgewater Avondale Proj.)	500,000	5.38	1/1/38	505,185
AZ Industrial Dev. Auth. Rev. (Pinecrest Academy Horizon) [4]	500,000	5.75	7/15/38	543,275
Glendale Industrial Dev. & Auth. Rev. (Beatitudes Campus Proj.)	300,000	5.00	11/15/36	314,538
Glendale Industrial Dev. & Auth. Rev. (Glencroft Retirement Community)	300,000	5.00	11/15/36	309,375
La Paz Co. Industrial Dev. Auth. (Charter School Solutions Harmony Public Proj.)	750,000	5.00	2/15/48	809,535
Maricopa Co. Industrial Dev. Auth. Education Rev. (Horizon Community Learning Center)	300,000	5.00	7/1/35	312,558
Maricopa Co. Industrial Dev. Auth. Rev. (Christian Care Surprise Inc.) [4]	250,000	5.75	1/1/36	254,665
Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	400,000	5.25	11/15/29	402,100
Phoenix City Industrial Dev. Auth. Rev. (Great Hearts Academies Proj.)	250,000	6.30	7/1/42	275,885
Phoenix City Industrial Dev. Auth. Rev. (Vista College Preparatory Proj.)	400,000	4.13	7/1/38	421,808
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	370,000	4.75	6/15/37	375,572
Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	415,000	9.75	5/1/25	457,899
Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	500,000	4.70	10/1/24	510,410

				5,492,805

Arkansas - 0.6%
Rogers City Rev.	1,000,000	3.88	11/1/39	1,043,610
Springdale City Sales & Use Tax Rev. Ref. (BAM Insured)	500,000	3.60	4/1/41	505,880

				1,549,490

California - 6.0%
CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	500,000	6.00	8/1/29	637,825
CA State G.O.	500,000	4.00	12/1/40	515,735
Carlsbad Unified School District G.O. Capital Appreciation [6]	400,000	6.00	8/1/31	473,184
Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	6.00	8/1/35	1,044,610
Encinitas Union School District G.O. Capital Appreciation [6]	500,000	7.00	8/1/35	608,130
Hartnell Community College G.O. [6]	500,000	7.00	8/1/34	551,120
Healdsburg Unified School District G.O. [6]	1,250,000	5.00	8/1/37	1,183,475
Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	328,270
Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	1,100,000	6.00	8/1/34	1,093,125
Martinez Unified School District G.O. [6]	250,000	6.13	8/1/35	309,740
Morongo Band of Mission Indians Rev. [4]	300,000	5.00	10/1/42	326,232
Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	500,000	6.25	10/1/28	559,145
Redondo Beach School District G.O. [6]	600,000	6.38	8/1/34	775,230
Reef-Sunset Unified School District (BAM Insured) [6]	750,000	5.00	8/1/38	745,972
Ripon Unified School District G.O. (BAM Insured) [6]	270,000	4.50	8/1/30	300,831
Ripon Unified School District G.O. (BAM Insured) [6]	80,000	4.50	8/1/30	87,248
Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	2.33	6/1/39	465,635
San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	446,068
San Jose G.O. Capital Appreciation (Libraries Parks and Public Safety Proj.) (NATL Insured)	500,000	5.00	9/1/32	501,320

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	500,000	5.00	10/1/30	569,210
Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	450,000	6.50	12/1/37	559,588
Tracy Joint Unified School District G.O. Capital Appreciation [6]	600,000	7.00	8/1/41	545,766
Tustin Unified School District G.O. Capital Appreciation [6]	500,000	6.00	8/1/28	541,240
Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,222,340
Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	500,000	6.00	8/1/34	568,475

				14,959,514

Colorado - 3.2%
Buffalo Highlands Metropolitan District G.O.	350,000	5.25	12/1/38	355,533
CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	256,992
CO Educational & Cultural Facs. Auth. Rev. Ref. (Windsor Charter Academy) [4]	800,000	5.00	9/1/36	804,296
CO Health Facs. Auth. Rev. (Covenant Retirement Community)	650,000	5.00	12/1/48	723,027
CO Science and Technology Park Metropolitan District No.1 Rev.	500,000	5.00	12/1/33	517,665
Copperleaf Metro District No. 2 G.O.	500,000	5.75	12/1/45	523,970
Crystal Crossing Metro District G.O.	500,000	5.25	12/1/40	507,260
Denver 9th Avenue Metropolitan District No.2 G.O	500,000	5.00	12/1/48	512,440
Denver Urban Renewal Auth. Tax Allocation [4]	500,000	5.25	12/1/39	508,160
East Morgan Co. Hospital District C.O.P. [9]	500,000	5.88	12/1/38	504,290
Lambertson Farms Metro District No. 1 G.O.	500,000	5.00	12/15/25	501,080
Leyden Rock Metropolitan District No. 10 G.O.	250,000	5.00	12/1/45	254,422
Palisade Metropolitan District No. 2 G.O.	500,000	5.00	12/1/46	506,110
St. Vrain Lakes Metropolitan District No. 2 G.O.	500,000	5.00	12/1/37	506,465
Tallman Gulch Metropolitan District G.O.	500,000	5.25	12/1/47	501,075
Velocity Metropolitan District No. 3 G.O.	500,000	5.38	12/1/39	511,140

				7,993,925

Connecticut - 0.6%
CT Hsg. Finance Auth. Rev.	550,000	3.88	11/15/35	575,690
CT Hsg. Finance Auth. Rev. [9]	505,000	4.25	6/15/43	523,993
CT Hsg. Finance Auth. Rev. [9]	455,000	4.30	6/15/48	472,313

				1,571,996

District of Columbia - 0.5%
District of Columbia Hsg. Finance Agency Rev. (Multi-Family Dev. Program)	600,000	4.05	9/1/43	625,878
District of Columbia Rev. (Ingleside Rock Creek Proj.)	500,000	5.00	7/1/37	524,055

				1,149,933

Florida - 9.0%
Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	385,000	8.00	10/1/32	437,837
Bay Co. Educational Facs. Rev. (Bay Haven Charter)	455,000	5.25	9/1/30	468,882
Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	200,000	6.25	5/1/35	213,974
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.00	8/1/27	254,020
Capital Trust Agency Rev. (Elim Senior Housing, Inc.) [4]	250,000	5.38	8/1/32	255,110
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	500,000	5.38	2/1/35	507,830
Capital Trust Agency Rev. (Tallahassee Tapestry) [4]	550,000	6.75	12/1/35	567,154
Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) [4]	250,000	6.75	7/1/37	258,415
Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	250,000	7.00	4/1/35	249,047
Capital Trust Agency Rev. (University Bridge LLC Student Housing Proj.) [4]	500,000	5.25	12/1/43	503,355
Celebration Pointe Community Dev. District Special Assessment Rev. [4]	250,000	5.00	5/1/32	264,375
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	250,000	7.25	5/15/26	252,090
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	750,000	8.13	5/15/44	751,590
Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	415,000	6.25	10/1/39	449,437
Dowden West Community Dev. District Special Assessment [4]	360,000	5.40	5/1/39	371,567

See accompanying notes to financial statements.
MARCH 31, 2019	23

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	520,000	5.00	5/1/32	597,891
Escambia Co. Housing Finance Auth. Rev. (Multi-County Program)	990,000	3.75	10/1/49	988,832
Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. [2,5,15]	100,000	5.75	N/A	63,000
FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	90,000	5.00	7/1/26	92,092
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	140,000	5.00	7/1/39	140,797
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	4.20	1/1/45	1,054,960
Gramercy Farms Community Dev. District Special Assessment [6]	465,000	3.24	5/1/39	223,200
Heritage Harbour North Community Dev. District Special Assessment	235,000	5.00	5/1/34	251,290
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	340,000	4.25	5/1/25	344,930
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	250,000	6.70	5/1/33	269,702
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	300,000	7.40	5/1/30	327,756
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	315,714
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	400,000	5.00	5/1/36	409,288
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	300,000	5.00	5/1/38	304,785
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.) [4]	550,000	5.30	5/1/39	572,644
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	330,288
Lee Co. Industrial Dev. Auth. Rev. (Preserve Proj.) [4]	315,000	5.38	12/1/32	320,761
Lee Co. Industrial Dev. Auth. Rev. (Preserve Proj.) [4]	300,000	5.75	12/1/52	307,164
Lexington Oaks Community Dev. District Special Assessment Rev.	245,000	5.65	5/1/33	254,580
Live Oak No. 2 Community Dev. District Special Assessment Rev.	400,000	4.00	5/1/35	406,564
Long Lake Ranch Community Dev. District Special Assessment	110,000	5.63	5/1/24	112,967
Long Lake Ranch Community Dev. District Special Assessment	500,000	4.63	5/1/36	502,160
Long Lake Ranch Community Dev. District Special Assessment	465,000	5.00	5/1/38	475,542
Magnolia Creek Community Dev. District Rev. [2,5,15]	250,000	5.60	N/A	45,000
Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	253,652
Miami-Dade Co. Transit Sales Tax Rev.	500,000	5.00	7/1/34	569,450
New River Community Dev. District Cap. Improvement Special Assessment Rev. [2,5,15]	230,000	5.00	N/A	2
Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	529,425
Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	262,308
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	595,859
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	547,120
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	250,000	5.00	8/1/41	270,958
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	480,000	3.95	3/1/40	492,370
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	435,000	4.00	9/1/48	463,606
Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	287,488
Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	566,865
Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.)	500,000	5.00	5/1/33	517,750
Seven Oaks Community Dev. District Special Assessment Rev	250,000	5.50	5/1/33	262,562
Tolomato Community Dev. District Special Assessment [2,5]	120,000	6.61	5/1/40	1
Tolomato Community Dev. District Special Assessment [6]	185,000	7.00	5/1/40	150,773
Tolomato Community Dev. District Special Assessment [6]	110,000	7.00	5/1/40	73,667
Tolomato Community Dev. District Special Assessment [6]	85,000	7.00	5/1/40	84,599
Tolomato Community Dev. District Special Assessment [6]	45,000	7.00	5/1/40	37,351
Tolomato Community Dev. District Special Assessment (AGM Insured)	500,000	3.75	5/1/40	509,675
Trout Creek Community Dev. District Special Assessment	300,000	5.38	5/1/38	312,123
Waters Edge Community Dev. District Cap. Improvement Rev.	9,000	5.35	5/1/39	8,999
Waters Edge Community Dev. District Cap. Improvement Rev. [6]	195,000	6.60	5/1/39	195,597
Wiregrass Community Dev. District Special Assessment	245,000	5.38	5/1/35	258,061
Zephyr Ridge Community Dev. District Special Assessment [2,5,15]	450,000	5.25	N/A	378,000

				22,144,851

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Georgia - 4.2%
Atlanta Dev. Auth. Senior Health Care Facs. Rev. (GA Proton Treatment Center)	250,000	6.50	1/1/29	255,097
Fulton Co. Dev. Auth. Rev. (Woodruff Arts Center)	500,000	5.00	3/15/44	577,335
GA Housing & Finance Authority Rev.	1,280,000	3.80	12/1/37	1,300,634
GA Housing & Finance Authority Rev.	1,000,000	4.00	12/1/37	1,018,240
GA Housing & Finance Authority Rev.	500,000	3.85	12/1/38	517,080
GA Housing & Finance Authority Rev.	500,000	4.00	12/1/39	521,025
GA Housing & Finance Authority Rev.	650,000	3.80	12/1/40	662,727
GA Housing & Finance Authority Rev.	605,000	3.85	12/1/41	612,635
GA Housing & Finance Authority Rev.	540,000	3.95	12/1/43	557,728
GA Housing & Finance Authority Rev.	1,000,000	3.50	12/1/46	1,008,090
GA Housing & Finance Authority Rev.	600,000	4.00	12/1/48	620,610
GA Housing & Finance Authority Rev.	1,100,000	4.20	12/1/48	1,159,444
GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	510,830
Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	577,405
Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	388,098

				10,286,978

Idaho - 0.7%
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	475,000	7.00	10/1/24	522,082
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	7.38	10/1/29	273,712
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	8.00	10/1/44	559,615
ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	425,000	5.75	12/1/32	456,837

				1,812,246

Illinois - 8.0%
Bellwood G.O.	500,000	5.88	12/1/27	562,645
Bolingbrook Special Tax (AGM Insured)	999,000	4.00	3/1/30	1,076,752
Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	536,470
Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	603,325
Chicago Heights G.O. (NATL-RE Insured)	500,000	4.50	12/1/29	542,830
Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	549,270
Chicago Park Dist. G.O (Limited Tax)	1,000,000	5.00	1/1/28	1,091,070
Chicago Transit Auth. Sales Tax Rev.	250,000	5.25	12/1/30	265,677
IL Educational Facs. Auth. Rev.	250,000	4.50	11/1/36	263,622
IL Educational Facs. Auth. Rev. (Field Museum of Natural History)	500,000	3.90	11/1/36	518,955
IL Fin. Auth. Rev. (Admiral Lake Proj.)	670,000	5.13	5/15/38	675,494
IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	525,630
IL Fin. Auth. Rev. (Edward Elmhurst Healthcare)	1,000,000	5.00	1/1/44	1,108,620
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	536,260
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/45	527,970
IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	200,000	5.00	2/1/24	208,516
IL Fin. Auth. Rev. (Westminster Village)	500,000	5.25	5/1/38	524,640
IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	706,090
IL G.O.	250,000	5.50	7/1/33	266,500
IL G.O. (AGM Insured)	500,000	4.00	2/1/30	531,620
IL Housing Dev. Auth. Rev. (Evergreen Towers)	250,000	4.95	7/1/34	268,180
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	3.88	4/1/41	461,920
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	395,000	4.00	10/1/48	419,881
IL Rev.	500,000	5.00	6/15/33	554,450
IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,116,260
Johnson Co. School Dist. No. 55 Vienna G.O. (AGM Insured)	500,000	5.40	12/1/27	511,310
La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	250,000	5.00	12/1/31	290,220

See accompanying notes to financial statements.
MARCH 31, 2019	25

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Lake Co. Community Consolidated School District No. 50 Woodland G.O.	250,000	5.63	1/1/26	267,398
Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	335,000	5.50	12/1/41	374,105
Macon Co. School District No. 61 Decatur G.O. (AGM Insured)	250,000	5.25	1/1/37	262,165
Macoupin Sangamon & Montgomery Counties Community Unit School District G.O. (AGM Insured)	990,000	4.25	12/1/35	1,034,609
Malta Tax Allocation Rev. [2,5]	1,921,000	5.75	12/30/25	614,720
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.)	250,000	5.00	6/15/57	264,252
Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program) [2]	415,000	7.00	10/1/22	240,700
University of Illinois (AGM Insured)	1,000,000	4.13	4/1/48	1,050,050
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	4.00	12/1/22	247,888
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	254,862

				19,854,926

Indiana - 1.8%
Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.) [2]	495,000	6.00	11/15/22	396,000
Damon Run Conservancy Dist. G.O. (State Intercept Insured)	300,000	6.10	7/1/25	303,531
Evansville Hsg. Rev. (Silver Birch Evansville Proj.)	250,000	5.45	1/1/38	254,325
IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	862,350
IN Finance Auth. Rev. (BHI Senior Living)	425,000	6.00	11/15/41	476,136
IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	383,926
IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	500,435
Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	286,242
Mishawaka Multifamily Hsg. Rev. (Silver Birch Mishawaka Proj.) [4]	500,000	5.38	1/1/38	506,045
Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	388,902

				4,357,892

Iowa - 0.8%
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	697,645
IA Student Loan Liquidity Corp. Rev.	250,000	5.80	12/1/31	256,000
North Polk Community School District G.O. (AGM Insured)	1,000,000	4.00	6/1/31	1,023,130

				1,976,775

Kansas - 0.3%
Wichita Health Care Facs. Rev. (Kansas Masonic Home)	300,000	5.25	12/1/36	318,624
Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	500,000	6.25	5/15/34	500,620

				819,244

Kentucky - 0.2%
Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	425,000	6.50	3/1/41	453,760

Louisiana - 1.4%
Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	22,072	5.00	11/1/40	22,100
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	140,000	4.60	6/1/29	144,654
LA Local Government Environmental Facilities & Community Development Auth.	500,000	5.25	11/15/25	532,115
LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	551,820
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.65	11/1/37	328,800
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.50	11/1/39	316,617
LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	250,000	6.50	5/1/31	263,148
LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	336,444
LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	595,000	2.50	2/15/36	565,910
St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	300,000	5.25	11/15/37	318,072

				3,379,680

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Maine - 1.3%
ME Hsg. Auth. Rev.	600,000	4.00	11/15/35	623,256
ME Hsg. Auth. Rev.	500,000	4.00	11/15/37	520,855
ME Hsg. Auth. Rev.	105,000	4.50	11/15/37	109,093
ME Hsg. Auth. Rev.	750,000	4.13	11/15/38	791,355
ME Hsg. Auth. Rev.	500,000	3.85	11/15/40	511,960
ME Hsg. Auth. Rev.	500,000	4.25	11/15/48	541,465

				3,097,984

Maryland - 0.6%
MD Community Dev. Administration Rev.	350,000	4.10	9/1/38	369,422
MD Community Dev. Administration Rev.	350,000	3.75	3/1/39	355,698
MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	367,910
Montgomery Co. Housing Opportunities Commission Rev.	405,000	4.00	7/1/38	407,600

				1,500,630

Massachusetts - 2.7%
Dedham Municipal Purpose Loan. G.O. (NATL Insured)	480,000	4.00	10/15/24	480,888
Ipswich Muncipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/1/25	500,895
MA Dev. Finance Agy. Rev.	890,000	5.00	7/1/44	1,010,524
MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	317,223
MA Dev. Finance Agy. Rev. (Orchard Cove, Inc.)	400,000	5.00	10/1/49	440,720
MA Education Finance Auth. Education Rev.	105,000	5.15	1/1/26	107,000
MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	261,620
MA Housing Finance Agy. Rev.	500,000	4.00	12/1/38	518,625
MA Housing Finance Agy. Rev.	500,000	3.75	12/1/40	507,580
MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	921,465
MA Housing Finance Agy. Rev. (FHA Insured)	500,000	5.30	12/1/38	516,370
MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	270,000	3.90	12/1/38	272,284
Northbridge Muncipal Purpose Loan G.O (AGM Insured)	500,000	4.00	6/15/25	500,795
Rowley Land Acquisition Loan G.O (AGM Insured)	360,000	4.00	5/1/27	360,590

				6,716,579

Michigan - 2.8%
MI Finance Auth. Rev. (Presbyterian Village)	250,000	5.25	11/15/35	257,445
MI Hsg. Dev. Auth. (G.O. of Authority Insured)	250,000	4.63	10/1/41	257,972
MI Hsg. Dev. Auth. Rev.	500,000	4.10	10/1/35	521,660
MI Hsg. Dev. Auth. Rev.	500,000	3.70	12/1/36	513,275
MI Hsg. Dev. Auth. Rev.	1,500,000	4.13	12/1/38	1,584,720
MI Hsg. Dev. Auth. Rev.	705,000	3.95	12/1/40	721,716
MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	305,118
MI Hsg. Dev. Auth. Rev.	750,000	4.00	10/1/43	776,618
MI Hsg. Dev. Auth. Rev.	105,000	3.70	12/1/45	105,225
MI Hsg. Dev. Auth. Rev.	1,000,000	4.00	6/1/49	1,028,530
Muskegon Heights Water Supply Rev. (NATL Insured)	165,000	4.15	11/1/23	165,292
Muskegon Heights Water Supply Rev. (NATL Insured)	135,000	4.20	11/1/24	135,244
Taylor Brownfield Redevelopment Authority (NATL Insured)	250,000	5.00	5/1/32	275,295
Universal Academy Michigan Public School Rev.	160,000	6.50	12/1/23	164,307

				6,812,417

Minnesota - 0.5%
Apple Valley City Rev. (Senior Living, LLC Proj.)	500,000	5.00	1/1/47	510,970
MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	100,000	4.40	7/1/32	101,899

See accompanying notes to financial statements.
MARCH 31, 2019	27

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Hsg. Fin. Agy. Residential Hsg. Rev.	145,000	5.10	1/1/40	145,599
Rochester City Rev. (Math & Science Academy Proj.)	500,000	5.13	9/1/38	503,690

				1,262,158

Mississippi - 0.5%
MS Gaming Tax Rev.	740,000	4.00	10/15/38	780,064
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	435,000	4.00	12/1/43	458,255

				1,238,319

Missouri - 0.8%
Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	200,000	5.45	9/1/23	204,660
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) [4]	500,000	5.75	11/15/36	436,320
MO Highway & Transportation Commission Rev.	450,000	5.00	5/1/20	451,282
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	745,000	3.80	11/1/48	764,728

				1,856,990

Montana - 0.6%
Forsyth Pollution Control Rev.	250,000	5.00	5/1/33	261,865
MT Board of Housing Single Family Rev.	205,000	4.00	12/1/38	212,070
MT Board of Housing Single Family Rev. (BRD Insured)	500,000	4.00	6/1/45	519,380
MT Board of Housing Single Family Rev. (FHA Insured)	270,000	3.75	12/1/38	275,624
MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	90,000	4.70	12/1/26	91,790
MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	222,896	5.08	4/1/21	225,720

				1,586,449

Nebraska - 0.3%
Douglas Co. Hospital Auth. No. 3 (Methodist Hospital)	400,000	5.00	11/1/30	456,748
Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) [2,5,15]	410,000	5.13	N/A	38,130
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	310,000	3.75	9/1/35	322,062

				816,940

Nevada - 0.5%
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	375,000	4.00	12/1/27	368,779
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	380,000	5.00	12/1/37	383,819
Nevada Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	400,000	3.85	10/1/39	407,640
NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	30,000	5.10	10/1/40	30,335

				1,190,573

New Hampshire - 0.5%
NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	400,000	6.00	1/1/34	430,052
NH Hsg. Fin. Agy. Rev. (Cimarron, Whittier Falls & Mars) (FHA Insured)	725,000	4.00	7/1/52	744,858

				1,174,910

New Jersey - 2.7%
NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	268,745
NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	540,910
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	250,000	5.00	6/15/37	275,220
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	500,000	5.00	6/15/43	543,960
NJ Higher Education Assistance Auth. Student Loan Rev.	5,000	5.00	12/1/28	5,197
NJ Hsg. & Mtg. Finance Agy. Rev.	265,000	5.05	10/1/39	265,000
NJ Hsg. & Mtg. Finance Agy. Rev.	750,000	3.95	11/1/43	774,045
NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	550,000	3.60	1/1/30	567,567
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	350,000	4.50	10/1/30	365,246
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	1,000,000	3.75	10/1/35	1,038,870
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	690,000	4.50	10/1/48	752,645

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	500,000	4.00	4/1/49	518,505
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	5.25	6/15/43	557,395
Tobacco Settlement Financing Corp. Rev.	300,000	5.00	6/1/46	316,449

				6,789,754

New Mexico - 1.6%
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	350,000	3.90	9/1/42	354,641
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	185,000	4.80	9/1/29	185,984
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	340,000	4.13	9/1/42	348,225
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	745,000	3.85	7/1/43	765,540
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	495,000	3.85	7/1/43	510,083
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	440,000	3.80	9/1/46	448,417
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	845,000	4.00	7/1/48	872,310
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.00	7/1/49	522,340

				4,007,540

New York - 3.4%
Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	366,684
New York City Housing Development Corp. Multifamily Mtg. Rev.	250,000	4.60	11/1/36	260,478
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	311,280
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	3.85	11/1/42	307,764
New York City Housing Development Corp. Multifamily Mtg. Rev.	650,000	3.65	11/1/47	656,123
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	3.95	11/1/49	514,995
New York City Housing Development Corp. Rev.	500,000	3.80	11/1/37	507,775
New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	833,205
NY Mortgage Agency Rev.	190,000	3.75	10/1/42	191,775
NY Mortgage Agency Rev.	500,000	4.20	10/1/43	528,045
NY Mortgage Agency Rev.	750,000	3.80	10/1/48	761,932
NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	500,000	5.00	7/1/42	503,205
NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	340,896
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	590,000	3.75	11/1/37	597,275
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	400,000	4.88	11/1/42	414,736
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	500,000	3.65	11/1/34	511,360
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	500,000	3.95	11/1/37	521,175
NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.10	11/1/41	260,652

				8,389,355

North Carolina - 2.1%
NC Housing Finance Agency Rev.	650,000	3.85	7/1/37	673,738
NC Housing Finance Agency Rev.	300,000	3.95	1/1/41	309,159
NC Housing Finance Agency Rev.	1,120,000	4.00	7/1/47	1,183,482
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	4.10	1/1/41	1,055,160
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	4.00	1/1/48	515,625
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	1,250,000	3.63	7/1/49	1,248,462
NC Medical Care Comm. Rev. (Salemtowne Proj.)	300,000	5.00	10/1/38	309,615

				5,295,241

North Dakota - 0.4%
ND Housing Finance Agency Rev.	550,000	3.85	1/1/42	567,606
ND Housing Finance Agency Rev.	480,000	4.00	7/1/48	509,405

				1,077,011

See accompanying notes to financial statements.
MARCH 31, 2019	29

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Ohio - 1.6%
Dayton-Montgomery Co. Port Auth. Rev. (Storypoint Troy Proj.)	400,000	7.00	1/15/40	405,432
Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) [4]	250,000	6.50	12/1/37	256,458
Lucas Metro Hsg. Auth.	500,000	5.00	11/1/36	538,290
OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	450,000	4.05	3/1/37	468,459
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	455,000	3.35	9/1/39	454,618
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	995,000	4.00	9/1/48	1,028,880
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	750,000	4.00	3/1/49	776,430

				3,928,567

Oklahoma - 0.4%
Fort Sill Apache Tribe Economic Dev. Auth. [4]	505,000	8.50	8/25/26	569,761
Sallisaw Municipal Auth. Rev. (AGM Insured)	500,000	4.45	1/1/28	507,530

				1,077,291

Oregon - 2.0%
Clackamas Co. Hospital Fac. Auth. Rev. (Willamette View Proj.)	460,000	5.00	11/15/52	493,585
Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	354,872
Deschutes Co. G.O. (AGC Insured)	635,000	4.45	6/1/28	635,464
Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	250,000	5.25	5/1/34	267,182
Marion Co. School District No.1 Gervais G.O.	500,000	4.00	6/1/33	505,600
OR Hsg. & Community Services Dept. Rev.	250,000	3.80	7/1/34	261,982
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	275,000	3.75	7/1/35	280,404
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	390,000	4.00	7/1/38	395,542
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	460,000	3.75	7/1/48	468,165
OR State Ref G.O. (Veterans Welfare Service)	1,000,000	3.90	12/1/39	1,022,020
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	250,000	5.13	7/1/35	260,760

				4,945,576

Pennsylvania - 3.8%
Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	145,000	5.90	8/15/26	149,855
Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	2.44	10/1/34	442,945
Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	250,000	5.50	12/1/31	270,642
Commonwealth Financing Auth. Rev. (Tobacco Master Settlement Payment) (AGM Insured)	350,000	4.00	6/1/39	367,349
Dauphin Co. General Auth. Rev. (Harrisburg University Science Technology) [4]	400,000	4.00	10/15/22	404,336
Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	250,000	7.00	7/1/27	266,532
Exeter Township School District G.O.	500,000	4.50	5/15/28	501,735
PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	288,968
PA Hsg. Finance Agy. Rev.	500,000	3.90	10/1/36	521,975
PA Hsg. Finance Agy. Rev.	530,000	3.95	10/1/38	549,472
PA Hsg. Finance Agy. Rev.	500,000	4.05	10/1/40	513,950
PA Hsg. Finance Agy. Rev.	500,000	4.05	10/1/40	512,895
PA Hsg. Finance Agy. Rev.	825,000	3.65	10/1/42	840,230
PA Hsg. Finance Agy. Rev.	250,000	4.00	10/1/42	257,028
PA Hsg. Finance Agy. Rev.	500,000	4.10	10/1/45	500,000
PA Hsg. Finance Agy. Rev.	210,000	4.00	10/1/46	221,355
PA Hsg. Finance Agy. Rev.	500,000	4.00	10/1/47	514,340
PA Turnpike Commission Rev. Capital Appreciation [6]	500,000	5.13	12/1/35	529,495
PA Turnpike Commission Rev. Capital Appreciation [6]	1,250,000	5.00	12/1/38	1,430,412
Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	250,000	5.63	8/1/36	257,618

				9,341,132

Rhode Island - 0.1%
RI Hsg. & Mortgage Finance Corp. Rev.	250,000	3.90	10/1/37	254,575

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

South Carolina - 0.9%
SC Education Assistance Auth. Student Loan Rev.	210,000	5.10	10/1/29	212,908
SC Public Service Auth. Rev. (Santee Cooper)	250,000	5.00	12/1/38	273,528
SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	592,140
SC State Hsg. Finance & Dev. Auth. Rev.	1,035,000	4.00	1/1/47	1,068,224

				2,146,800

South Dakota - 0.2%
SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	562,915

Tennessee - 3.1%
Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) [4]	500,000	6.50	6/1/27	520,255
Nashville Metropolitan Dev. & Hsg. Agency Tax Allocation [4]	300,000	5.13	6/1/36	321,147
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5,15]	1,850,000	5.35	N/A	4,625
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	7,875,000	5.55	1/1/29	19,688
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	1,630,000	6.00	1/1/29	16
TN Hsg. Dev. Agency. Rev.	430,000	3.60	1/1/31	437,908
TN Hsg. Dev. Agency. Rev.	575,000	3.88	7/1/35	596,994
TN Hsg. Dev. Agency. Rev.	320,000	3.95	7/1/35	333,494
TN Hsg. Dev. Agency. Rev.	695,000	4.00	7/1/39	727,498
TN Hsg. Dev. Agency. Rev.	495,000	3.85	7/1/42	507,895
TN Hsg. Dev. Agency. Rev.	495,000	3.90	7/1/42	507,865
TN Hsg. Dev. Agency. Rev.	1,000,000	4.00	7/1/44	1,039,270
TN Hsg. Dev. Agency. Rev.	1,000,000	3.95	1/1/49	1,027,400
TN Hsg. Dev. Agency. Rev.	1,615,000	4.05	1/1/49	1,673,592

				7,717,647

Texas - 5.7%
Arlington Higher Education Finance Corp. Rev. (KIPP, Inc.)	750,000	4.00	8/15/43	791,820
Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	845,000	7.00	8/15/28	900,981
Arlington Higher Education Finance Corp., Education Rev. (Leadership Prep School)	200,000	5.00	6/15/36	203,236
Arlington Special Tax (BAM Insured)	350,000	5.00	2/15/41	389,126
Bexar Co. Rev. (Venue Proj.)	1,000,000	5.00	8/15/39	1,086,220
City of Pearland Waterworks & Sewer System Rev.	500,000	4.50	9/1/35	505,555
Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	563,595
Fort Bend Co. Municipal Utility District No. 25 G.O. (AGM Insured)	350,000	5.00	10/1/38	356,044
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	537,395
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.)	600,000	6.75	8/15/21	611,658
Harris-Fort Bend Counties Municipal Utilities Dist. No. 5 G.O. (AGC Insured)	300,000	4.88	4/1/25	300,084
Huffman Independent School District G.O.	955,000	4.00	2/15/28	972,438
New Hope Cultural Education Facs. Corp. Rev. (Cardinal Bay, Inc.)	400,000	5.00	7/1/46	442,224
New Hope Cultural Education Facs. Corp. Rev. (Jubilee Academic Center) [4]	250,000	5.00	8/15/36	252,488
New Hope Cultural Education Facs. Corp. Rev. (Legacy Preparatory Charter Academy) [4]	500,000	6.00	8/15/37	524,115
New Hope Cultural Education Facs. Corp. Rev. (Presbyterian Village North Proj.)	500,000	5.00	10/1/34	524,270
New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes Inc. Proj.)	250,000	5.50	1/1/35	266,295
North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	161,000	5.38	2/15/25	161,159
Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	282,228
Sheldon Independent School District G.O.	360,000	4.00	2/15/27	367,412
Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	550,835
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.) [2]	500,000	5.63	11/15/27	395,000
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	557,480
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	250,000	5.63	11/15/24	252,802
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	500,000	6.63	11/15/37	566,840

See accompanying notes to financial statements.
MARCH 31, 2019	31

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Travis Co. Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.)	300,000	7.13	1/1/46	328,053
Travis Co. Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.) [1]	425,000	5.25	1/1/47	440,848
TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	4.13	9/1/38	524,165
TX Grand Parkway Transportation Corp. Rev. [6]	500,000	6.00	10/1/35	505,615

				14,159,981

Utah - 0.9%
UT Charter School Finance Auth. Rev. (Academy Sciences Proj.) [4]	625,000	4.65	7/15/33	625,681
UT Charter School Finance Auth. Rev. (Spectrum Academy Proj.) [4]	500,000	6.00	4/15/45	508,970
UT Hsg. Corp. Single Family Mtg. Rev.	50,000	5.75	1/1/33	50,364
UT Hsg. Corp. Single Family Mtg. Rev.	90,000	4.60	7/1/34	91,749
UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	365,000	4.00	1/1/36	369,584
West Valley City Municipal Building Auth. Rev. (AGM Insured)	400,000	5.00	2/1/39	459,844

				2,106,192

Vermont - 0.2%
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	3.50	5/1/38	505,815

Virginia - 1.1%
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	1,000,000	3.63	1/1/31	1,025,060
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	525,000	3.88	1/1/38	533,825
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	400,000	4.13	7/1/33	419,140
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	500,000	5.00	12/1/39	502,470
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	250,000	4.60	12/1/38	257,022

				2,737,517

Washington - 2.2%
Chelan Co. Public Utility District No. 1 Rev.	1,000,000	5.00	7/1/29	1,008,020
Kalispel Tribe of Indians Rev. [4]	300,000	5.25	1/1/38	325,584
Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	569,555
Vancouver Hsg. Auth. Rev.	500,000	3.75	8/1/34	518,500
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	250,000	5.00	7/1/31	268,735
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	750,000	5.00	7/1/36	794,318
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	550,970
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	312,558
WA Hsg. Fin. Commission Rev. (Heron’s Key Senior Living) [4]	400,000	6.50	7/1/30	436,744
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	60,000	4.60	10/1/33	60,583
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	480,000	4.00	12/1/47	502,368

				5,347,935

West Virginia - 0.5%
WV Hsg. Dev. Fund Rev.	250,000	3.75	11/1/32	259,962
WV Hsg. Dev. Fund Rev.	295,000	3.80	11/1/35	299,154
WV Hsg. Dev. Fund Rev.	500,000	4.00	11/1/37	521,455
WV Hsg. Dev. Fund Rev.	165,000	4.10	11/1/45	169,998

				1,250,569

Wisconsin - 5.0%
WI Health & Education Facs. Auth. Rev. (Medical College)	870,000	5.25	12/1/35	872,854
WI Health & Education Facs. Auth. Rev. (PHW Oconomowoc, Inc. Proj.)	1,000,000	5.13	10/1/48	1,037,720
WI Health & Education Facs. Auth. Rev. (Rogers Memorial Hospital)	700,000	4.40	7/1/38	701,771
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/40	519,990
WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	1,000,000	5.00	8/15/43	1,071,860
WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	500,000	5.00	8/15/32	567,145
WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	315,054

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Health & Educational Facs. Auth. Rev. (Froedtert Health, Inc. Obligated Group)	500,000	5.00	4/1/35	579,115
WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	259,428
WI Housing & Economic Dev. Auth. Rev.	560,000	3.90	11/1/42	576,246
WI Housing & Economic Dev. Auth. Rev.	500,000	4.15	5/1/55	514,805
WI Public Finance Auth. Rev. (Coral Academy of Science Las Vegas)	300,000	5.00	7/1/38	326,367
WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) [4]	750,000	6.25	11/1/28	817,972
WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.) [4]	500,000	8.25	6/1/46	558,765
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) [2,4,6]	16,520	9.00	1/1/46	519
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/47	508
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	12.00	1/1/47	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,171	9.00	1/1/48	501
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	390	12.00	1/1/48	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/49	494
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	384	11.00	1/1/49	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/50	483
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	372	11.00	1/1/50	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,334	9.00	1/1/51	526
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	365	11.00	1/1/51	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 1, [2,4]	451,406	3.75	7/1/51	415,113
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,218	9.00	1/1/52	519
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	475	10.00	1/1/52	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,985	9.00	1/1/53	509
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	10.00	1/1/53	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,869	9.00	1/1/54	502
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	453	10.00	1/1/54	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,636	9.00	1/1/55	492
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	444	9.00	1/1/55	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,404	9.00	1/1/56	482
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	9.00	1/1/56	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4]	21,153	5.50	7/1/56	20,125
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/57	476
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	481	9.00	1/1/57	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/58	467
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	9.00	1/1/58	14
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,938	9.00	1/1/59	461
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	456	9.00	1/1/59	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	8.00	1/1/60	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/60	455
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	440	8.00	1/1/61	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,589	9.00	1/1/61	446
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	428	8.00	1/1/62	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,473	9.00	1/1/62	440
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	419	8.00	1/1/63	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,240	9.00	1/1/63	431
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	409	8.00	1/1/64	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,124	9.00	1/1/64	426
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	403	7.00	1/1/65	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,008	9.00	1/1/65	421
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	7.00	1/1/66	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	14,775	9.00	1/1/66	412
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	5,235	7.00	1/1/67	145
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	192,429	9.00	1/1/67	5,340

See accompanying notes to financial statements.
MARCH 31, 2019	33

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Public Finance Auth. Rev. (MD Proton Treatment Center) [4]	500,000	6.13	1/1/33	536,225
WI Public Finance Auth. Rev. (MN College of Osteopathic Medicine) [4]	250,000	5.50	12/1/48	258,498
WI Public Finance Auth. Rev. (Mountain Island Charter School)	820,000	5.00	7/1/37	871,980
WI Public Finance Auth. Rev. (Rose Villa Proj.) [4]	450,000	5.00	11/15/24	481,302
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	250,000	5.00	4/1/25	264,005
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	500,000	5.50	4/1/32	526,910
WI State Rev.	225,000	6.00	5/1/27	225,817

				12,334,775

Wyoming - 0.8%
WY Community Dev. Auth. Rev.	505,000	3.75	12/1/32	517,681
WY Community Dev. Auth. Rev.	50,000	4.25	12/1/37	50,287
WY Community Dev. Auth. Rev.	1,000,000	3.90	12/1/38	1,037,710
WY Community Dev. Auth. Rev.	285,000	4.05	12/1/38	291,618

				1,897,296

Total Municipal Bonds (cost: $229,261,672)				224,003,609

Investment Companies - 3.6%
BlackRock Long-Term Municipal Advantage Trust (BTA)	59,383			726,848
BlackRock Municipal Income Investment Quality Trust (BAF)	25,000			347,500
BlackRock MuniEnhanced Fund, Inc. (MEN)	24,000			256,800
BlackRock MuniHoldings Florida Insured Fund (MFL)	63,500			819,785
BlackRock MuniHoldings Fund II, Inc. (MUH)	36,000			532,440
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	20,000			246,000
BlackRock MuniHoldings Quality Fund, Inc. (MUS)	26,438			320,164
BlackRock MuniYield Insured Fund (MYI)	71,171			920,241
BlackRock MuniYield Michigan Insured Fund (MIY)	21,538			287,748
DWS Municipal, Income Trust (KTF)	50,436			555,805
Invesco Municipal Opportunity Trust (VMO)	38,400			458,112
Invesco Municipal Trust (VKQ)	25,000			301,250
Invesco Quality Municipal Income Trust (IQI)	25,000			302,750
Invesco Van Kampen Advantage Muni Income Trust (VKI)	40,200			432,954
Invesco Van Kampen Trust For Investment Grade Municipals (VGM)	25,000			309,750
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	117,572			1,570,762
Nuveen Quality Municipal Income Fund (NAD)	21,173			287,318
Putnam Municipal Opportunities Trust (PMO)	15,000			183,900

Total Investment Companies (cost: $8,978,210)				8,860,127

Total Investments in Securities - 94.1% (cost: $238,239,882)				232,863,736
Other Assets and Liabilities, net - 5.9%				14,487,112

Total Net Assets - 100.0%				$247,350,848

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

[1]

Variable rate security. Rate disclosed is as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2019 was $2,658,328 and represented 1.1% of net assets.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2019 was $21,803,794 and represented 8.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2019 was $1,175,682 and represented 0.5% of net assets.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2019 was $3,864,149 and represented 1.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2019 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation Depreciation ($)

Short Futures: [10]
U.S. Treasury 10-Year	145	June 2019	(18,011,719)	(262,154)
U.S. Treasury 5-Year	117	June 2019	(13,551,891)	(129,255)
U.S. Treasury 2-Year	67	June 2019	(14,277,281)	(55,170)
U.S. Treasury Long Bond	46	June 2019	(6,884,188)	(171,215)

				(617,794)

[10]	The amount of $3,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2019.

A summary of the levels for the Fund’s investments as of March 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	224,003,609	—	224,003,609
Investment Companies	8,860,127	—	—	8,860,127

	8,860,127	224,003,609	—	232,863,736
Liabilities
Futures	(617,794)	—	—	(617,794)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2019	35

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a return of +4.15% during the fiscal year ended March 31, 2019, versus a return of +4.42% for its benchmark, the Bloomberg Barclays 5-year Municipal Bond Index. As of March 31, 2019, the Fund’s 30-day SEC yield was 2.60%, compared to the yield of 1.83% for the benchmark index. The Fund’s 12-month distribution rate was 3.11%.

Minnesota’s steady economic performance continues. The latest forecast for the FY2018-19 biennium shows a $563 million surplus for the state. The unemployment rate declined to 3.1% and remains below the 3.8% national rate as of February 2019. The State has benefited from the ongoing U.S. economic expansion and revenue growth that have allowed it to build up reserves, creating a strong buffer for future revenue declines. Minnesota’s state general obligation bond rating remains at AAA by Standard & Poor’s Corp. and Aa1 by Moody’s.

The tax-exempt yield curve shifted lower during the past year with short to intermediate yields falling the most. Yields for 5-year to 15-year maturities fell approximately 50-55 basis points while yields for long bonds fell approximately 35-40 basis points. The municipal market was buoyed by lower issuance volume throughout the fiscal year. Going into 2018, lighter supply was expected in the wake of federal tax law changes in 2017. Specifically, issuance for the period of April 1, 2018 through December 31, 2018 fell to $253.1B, or 13.1% below the average for that period since 2001. 2019Q1 issuance was $69.9B, bringing the fiscal year total to $323.0B, or 13.3% below the average for that period. Supply of Minnesota tax-exempt bonds was lower than in recent years but sufficient for us to find attractive investment opportunities for the Fund. Tax-exempt fund flows also provided support for the municipal market when they turned positive in December and accelerated in the first quarter of 2019 to a record $23.4B of inflows, the best start to a calendar year since the data series began in 1992.

The Fund maintained a larger weighting of long duration bonds relative to the benchmark over the last year. This strategy proved advantageous as yields fell across the curve and long duration bonds outperformed short duration bonds. However, the effect was dampened using U.S. Treasury futures to shorten duration, which we’ve done since April 2017 in anticipation of moderately rising interest rates. This hedging strategy was beneficial to the Fund’s performance between April and October, but detrimental as Treasury yields declined throughout the remainder of the fiscal year. As a result, the Fund underper-formed its benchmark for the year. Offsetting factors included sector allocation and the Fund’s superior selection in non-rated bonds.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund was overweight in housing, education and healthcare bonds – all of which outperformed the benchmark index. At the end of the fiscal year, the Fund held 25% of net assets in non-rated bonds and these bonds outperformed rated bonds over the past year.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run, thus we will add to higher coupon bonds when available. We will also focus deeply on credit analysis to take advantage of opportunities as they arise. We expect to continue hedging to maintain duration close to that of the Fund’s benchmark, but we will remain prepared to adjust this position as market conditions warrant. We remain diversified on an industry and issuer basis in order to manage credit and liquidity risk, and we believe the Fund is positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

 as of March 31, 2019

	Sit Minnesota Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

One Year	4.15%	4.42%	4.27%
Five Years	3.69	2.23	3.41
Ten Years	5.35	3.12	4.51
Since Inception (12/1/93)	4.66	4.22	4.39

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	19.4%
Single Family Mortgage	16.9
Hospital/Health Care	15.7
Education/Student Loan	13.2
General Obligation	8.7
Municipal Lease	5.2
Sectors less than 5.0%	15.6
Cash & Other Net Assets	5.3

Based on total net assets as of March 31, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/19:	$10.49 Per Share
Net Asset Value 3/31/18:	$10.39 Per Share
Total Net Assets:	$ 617.8 Million
Average Maturity:	15.9 Years
Effective Duration[3]:	4.7 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

A	1.4%
BBB	4.9
BB	17.7
<BB	1.4

Total	25.4%

Information on this page is unaudited.
MARCH 31, 2019	37

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 93.7%
Education/Student Loan - 13.2%

Baytown Township Rev. (St. Croix Prep)	1,000,000	4.00	8/1/36	991,310
Baytown Township Rev. (St. Croix Prep)	1,250,000	4.00	8/1/41	1,201,675
Baytown Township Rev. (St. Croix Prep)	1,000,000	4.25	8/1/46	985,630
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	500,000	3.50	7/1/27	499,270
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	900,000	4.00	7/1/32	908,784
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	1,094,302
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,500,000	4.25	7/1/47	1,507,005
Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	627,760
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	285,000	4.00	7/1/21	289,834
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	295,000	4.00	7/1/22	301,115
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	607,292
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	500,000	5.00	7/1/34	516,765
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	585,000	5.25	7/1/37	624,698
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	637,308
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,000,000	5.50	7/1/50	1,068,910
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	580,000	4.50	8/1/26	603,090
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	1,000,000	5.00	8/1/36	1,040,050
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	750,000	5.50	8/1/36	788,468
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	625,000	5.00	7/1/31	657,919
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	1,037,450
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	1,000,000	4.00	11/1/26	999,970
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	2,792,379
Hugo Charter School Lease Rev. (Noble Academy Proj.)	460,000	4.00	7/1/21	470,010
Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	791,678
Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	1,042,520
Independence Charter School Lease Rev. (Beacon Academy Proj.)	500,000	4.25	7/1/26	503,385
Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	759,585
Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,215,192
Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	975,000	4.00	7/1/26	979,426
Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) [4]	525,000	6.25	3/1/21	478,926
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	994,940
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	984,430
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,200,000	5.00	5/1/37	1,304,832
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,000,000	5.00	5/1/47	1,077,020
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,000,000	4.00	3/1/43	1,009,640
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,900,000	5.00	3/1/37	2,088,727
MN Higher Education Fac. Auth. Rev. (Gustavus Adolphus College)	1,250,000	4.00	10/1/41	1,315,812
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/32	547,560
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/34	544,260
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/35	543,375
MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	1,400,000	5.00	12/1/27	1,403,052
MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	1,800,000	6.30	12/1/40	1,841,868
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	400,000	4.00	10/1/35	432,504
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	500,000	4.00	10/1/37	536,820
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,339,284
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	863,978
MN Office of Higher Education Rev. [8]	5,000,000	4.00	11/1/37	5,224,500
MN State Colleges and Universities Rev.	510,000	4.00	10/1/35	526,830
Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,360,212
Olmsted Co. Hsg. & Redev. Auth. Rev. (Schaeffer Academy Proj.)	548,746	4.98	4/25/27	548,878
Ramsey Lease Rev. (Pact Charter School Proj.)	385,000	5.00	12/1/26	400,546

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
Ramsey Lease Rev. (Pact Charter School Proj.)	1,850,000	5.50	12/1/33	1,922,206
Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School) [4]	3,500,000	5.00	8/1/22	3,672,655
Rochester Rev. (Math & Science Academy)	1,430,000	5.13	9/1/38	1,440,553
Savage Charter School Lease Rev. (Aspen Academy)	500,000	4.00	10/1/26	474,760
Savage Charter School Lease Rev. (Aspen Academy)	1,000,000	4.75	10/1/31	962,580
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	350,000	3.00	4/1/21	240,303
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	1,850,000	5.00	4/1/36	1,038,553
St. Paul Hsg. & Redev, Auth. Rev. (Hmong College Preparatory Academy Proj.)	1,000,000	5.25	9/1/31	1,082,810
St. Paul Hsg. & Redev, Auth. Rev. (Metro Deaf School Proj.) [4]	700,000	5.00	6/15/38	713,020
St. Paul Hsg. & Redev, Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	592,566
St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	755,734
St. Paul Hsg. & Redev. Auth.	1,000,000	5.00	12/1/37	1,056,930
St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	726,319
St. Paul Hsg. & Redev. Auth. (German Immersion School)	450,000	4.00	7/1/23	453,663
St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	870,313
St. Paul Hsg. & Redev. Auth. (German Immersion School)	500,000	5.00	7/1/44	503,765
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,300,000	4.25	12/1/23	1,322,451
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,500,000	5.00	12/1/33	1,533,630
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	390,000	5.13	12/1/38	397,332
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	727,855
St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,135,000	4.63	3/1/43	1,089,725
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	1,600,000	4.00	7/1/25	1,614,912
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	972,878
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	295,000	4.75	9/1/22	303,835
St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	500,000	5.00	9/1/27	514,935
St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	390,000	5.70	9/1/21	406,634
University of Minnesota Rev.	1,000,000	5.00	4/1/41	1,154,540
Victoria Private School Fac. Rev. (Holy Family Catholic High)	1,610,000	4.00	9/1/23	1,615,571
Woodbury Charter School Lease Rev. (MSA Building)	355,000	5.00	12/1/27	374,198
Woodbury Charter School Lease Rev. (MSA Building)	225,000	5.00	12/1/32	235,321

				81,681,321

Escrowed To Maturity/Prerefunded - 3.2%
Anoka Co. Charter School Lease Rev.	295,000	5.00	6/1/27	312,411
Anoka Co. Charter School Lease Rev.	2,435,000	5.00	6/1/43	2,578,714
Bemidji Sales Tax G.O.	1,000,000	5.00	2/1/34	1,062,570
Bemidji Sales Tax G.O.	1,350,000	6.00	2/1/41	1,458,743
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,280,000	5.13	7/1/33	1,460,557
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	750,000	6.00	10/1/32	830,662
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	1,000,000	6.00	10/1/40	1,107,550
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.00	8/1/25	1,057,400
Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	1,000,000	6.25	8/1/33	1,079,550
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	475,000	5.75	12/1/19	487,763
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	2,515,000	7.38	12/1/41	2,609,413
St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	2,000,000	5.50	7/1/29	2,019,040
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.00	11/15/26	1,054,620
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.25	11/15/28	1,058,600
St. Paul Hsg. & Redev. Auth. Rev. (HealthEast Care System Proj.)	1,000,000	5.25	11/15/35	1,058,600
West St. Paul Health Care (Walker Thompson Hill)	525,000	6.75	9/1/31	535,941

				19,772,134

See accompanying notes to financial statements.
MARCH 31, 2019	39

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

General Obligation - 8.7%
Brainerd Independent School District No. 181	1,000,000	4.00	2/1/42	1,066,190
Brainerd Independent School District No. 181	4,000,000	4.00	2/1/43	4,254,920
Brooklyn Center Independent School District No. 286	4,000,000	4.00	2/1/40	4,216,880
Cloquet Independent School District No. 94	5,000,000	4.00	2/1/36	5,273,900
Deer River G.O.	500,000	4.00	2/1/48	523,100
Fosston Independent School District No. 601	1,000,000	4.00	2/1/36	1,079,960
Fosston Independent School District No. 601	1,000,000	4.00	2/1/38	1,070,570
Fridley Independent School District No. 14	400,000	4.00	2/1/30	441,036
Glencoe-Silver Lake Independent School District No. 2859	1,300,000	4.00	2/1/40	1,368,250
Long Prairie G.O. [8]	750,000	4.00	2/1/37	779,423
Minneapolis Capital Improvement	4,000,000	4.00	12/1/43	4,296,320
Minneapolis Capital Improvement	2,000,000	4.00	12/1/46	2,145,460
Minnetonka Independent School District No. 276	1,900,000	5.00	2/1/41	2,109,494
Morrison Co. Education District No. 6979	1,000,000	4.50	2/1/34	1,027,300
Mounds View Independent School District No. 621	500,000	4.00	2/1/24	508,935
Richfield Independent School District No. 280	6,000,000	4.00	2/1/37	6,445,260
Robbinsdale Independent School District No. 281	1,050,000	4.00	2/1/31	1,138,830
Roseville Independent School District No. 623	930,000	4.00	2/1/35	1,005,739
Roseville Independent School District No. 623	4,895,000	4.00	2/1/36	5,277,006
South Washington Co. Independent School District No. 833	5,000,000	4.00	2/1/31	5,470,000
St. Cloud Independent School District No. 742	1,000,000	4.00	2/1/37	1,071,400
St. Francis Independent School District No. 15	550,000	4.00	2/1/35	575,377
St. Francis Independent School District No. 15	750,000	4.00	2/1/36	783,308
St. Michael-Albertville Independent School District No. 885	500,000	4.00	2/1/30	554,290
United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,161,800

				53,644,748

Hospital/Health Care - 15.7%
Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,209,411
Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	1,500,000	5.25	7/1/35	1,511,790
Breckenridge Rev. (Catholic Health Initiatives Proj.)	3,480,000	5.00	5/1/30	3,518,176
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	3,000,000	4.50	11/1/34	3,135,030
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	4.75	11/1/31	505,505
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	274,968
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	543,430
Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,082,320
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	1,015,830
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	2,000,000	5.75	8/1/30	2,018,980
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	1,061,330
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,095,000	4.75	6/15/22	1,114,787
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,600,000	5.75	6/15/32	1,743,952
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	2,000,000	6.00	6/15/39	2,198,020
Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	2,110,000	4.00	4/1/31	2,176,845
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,368,293
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	511,685
Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	1,900,000	5.00	10/1/34	1,929,165
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	3,500,000	4.00	5/1/37	3,656,205
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	325,000	5.00	5/1/32	376,724
Maple Grove Health Care System Rev. (Memorial Health Care)	1,275,000	4.00	9/1/35	1,325,477
Minneapolis Health Care System Rev. (Fairview Health Services)	3,000,000	4.00	11/15/37	3,211,050
Minneapolis Health Care System Rev. (Fairview Health Services)	1,000,000	4.00	11/15/38	1,066,980
Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	2,970,963

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Minneapolis Health Care System Rev. (Fairview Health Services)	2,500,000	5.00	11/15/49	2,863,550
Minneapolis Pooled Rev. (Care Choice Member Proj.)	20,000	5.75	4/1/19	20,000
Minneapolis Rev. Ref. (Walker Campus)	1,160,000	4.50	11/15/20	1,181,553
Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	555,984
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,598,385
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	1,074,210
Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	4.00	11/15/48	5,317,600
Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	5.00	11/15/33	6,566,550
Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	1,500,000	5.88	7/1/30	1,571,145
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	843,824
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	1,350,000	5.00	9/1/34	1,485,742
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	2,500,000	4.00	5/1/37	2,660,925
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	4.00	5/1/49	525,925
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	4,236,788
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	5.00	5/1/48	584,355
St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	2,296,688
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	806,018
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	4,213,440
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,139,710
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	5,438,880
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,255,160
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	525,000	4.25	11/1/25	524,386
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	750,000	4.75	11/1/31	751,328
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	2,167,264
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	500,000	5.15	11/1/42	501,630
St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	1,939,585	5.63	10/1/33	1,943,619
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	1,000,000	4.25	8/1/24	1,024,490
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	1,000,000	5.00	11/1/37	1,052,590
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	1,071,148	6.00	9/1/25	749,803
Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	1,029,950	6.50	9/1/34	720,965

				97,199,423

Industrial/Pollution Control - 0.5%
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,043,220
St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	1,057,630
St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) 4, [8]	1,000,000	4.50	10/1/37	944,730

				3,045,580

Insured - 0.4%
Guam Power Auth. Rev. (AGM Insured) [11]	500,000	5.00	10/1/30	548,920
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	75,000	4.00	3/1/20	75,124
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	90,000	4.00	3/1/22	90,127
Puerto Rico Public Improvement G.O. (AGM Insured) [11]	600,000	5.13	7/1/30	615,354
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	1,000,000	5.00	10/1/23	1,010,800

				2,340,325

Multifamily Mortgage - 19.4%
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	4.75	11/1/35	1,042,180
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	1,085,210
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	501,845
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	500,770
Apple Valley Senior Hsg. Rev. (Presbyterian Homes)	1,500,000	5.00	9/1/43	1,594,710
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	500,000	4.00	1/1/25	509,015
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	4.00	1/1/30	1,032,390

See accompanying notes to financial statements.
MARCH 31, 2019	41

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	660,000	4.13	1/1/28	670,441
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,500,000	4.25	1/1/37	1,534,395
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	3,000,000	5.00	1/1/47	3,065,820
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,700,000	6.75	1/1/27	1,708,483
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	7.00	1/1/37	1,001,030
Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	3,104,220
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	540,000	5.13	7/1/25	534,703
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,500,000	5.75	7/1/35	1,481,160
Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	1,250,000	5.13	3/1/39	1,334,163
Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	625,000	6.00	1/1/27	632,156
Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	813,090
City of Otsego Rev. (Riverview Landing Proj.)	1,500,000	5.00	10/1/42	1,551,660
Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	1,020,000	5.00	8/1/38	1,033,127
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.00	1/1/34	994,770
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.25	1/1/40	983,780
Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	2,500,000	5.25	6/1/31	2,541,300
Dakota Co. Community Dev. Agy. (Glen at Valley Creek Proj.)	1,400,000	4.50	8/1/36	1,403,094
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	3,500,000 750,000	4.00 5.00	1/1/42 8/1/36	3,612,875 775,733
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	511,815
Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	1,345,000	5.00	4/1/38	1,354,186
Fridley Multifamily Hsg. Rev. (Village Green Apartments Proj.)	3,486,616	3.75	11/1/34	3,667,223
Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	251,600
Minneapolis & St.Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,767,240
Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,067,922
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	386,479
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,538,295
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	1,000,000	4.75	8/1/43	1,031,790
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	500,000	5.00	8/1/53	518,910
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	250,000	5.05	8/1/31	263,250
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	2,560,000	5.25	8/1/40	2,600,064
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	1,760,000	5.45	8/1/41	1,846,926
MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,075,100
MN Hsg. Fin. Agy. Rev.	270,000	4.00	8/1/29	295,618
MN Hsg. Fin. Agy. Rev.	255,000	4.00	8/1/31	276,532
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/34	359,947
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/35	358,654
MN Hsg. Fin. Agy. Rev. (State Appropriation)	250,000	4.00	8/1/33	275,568
MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,280,020
MN Hsg. Fin. Agy. Rev. (State Appropriation)	1,000,000	5.00	8/1/35	1,138,160
Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	282,699
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	1,009,190
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	252,072
New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,530,765
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	2,020,680
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,627,770
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	1,073,220
Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	875,000	5.00	4/1/34	883,269
Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	325,000	5.00	11/1/27	336,466
Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	330,000	5.00	11/1/32	341,022
Red Wing Sr. Hsg. Rev. (Deer Crest Proj.)	500,000	5.00	11/1/42	515,685
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	2,004,346
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,325,000	5.00	12/1/49	1,329,372

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,000,000	5.00	8/1/37	1,037,250
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	800,000	5.00	8/1/48	817,792
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	774,605
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,694,975
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	250,000	6.88	12/1/48	270,018
Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	4,000,000	3.75	6/1/29	4,138,720
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	930,000	4.00	9/1/20	947,121
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	850,000	5.00	9/1/42	920,932
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,135,000	5.25	9/1/27	1,227,991
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	2,325,225
Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,705,000	5.13	1/1/39	1,738,299
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	271,420
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,178,060
St. Paul Hsg. & Redev. Auth. (Pioneer Press Apts. Proj.) 1, [4]	5,000,000	3.38	5/1/21	4,994,950
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,415,000	4.25	12/1/27	2,496,458
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,563,488
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,055,000	5.20	11/1/22	1,055,591
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	1,000,150
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,563,996
St. Paul Park Health Care Facs. Rev (Presbyterian Homes Interlu Proj.)	1,000,000	5.00	5/1/43	1,054,580
St. Paul Park Hsg. Rev. (Buffalo Senior Housing Proj.)	1,115,000	5.00	10/1/38	1,147,368
St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,000,000	5.00	9/1/42	1,080,020
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	2,515,000	5.70	8/1/36	2,575,184
St. Peter Hsg. & Health Care Fac. Rev. (Ecumen Second Century & Owatonna Senior Living Proj.)	700,000	5.00	3/1/40	723,464
Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	1,002,320
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	730,000	5.20	5/1/25	746,520
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	1,250,000	5.50	11/1/32	1,277,025
Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	1,135,000	5.75	11/1/39	1,159,630
Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	2,610,000	4.63	4/1/30	2,588,911

				119,486,038

Municipal Lease [9] - 5.2%
Anoka Co. Hsg. & Redev. Rev.	415,000	5.63	5/1/22	422,067
Anoka Co. Hsg. & Redev. Rev.	500,000	6.63	5/1/30	511,870
Anoka Co. Hsg. & Redev. Rev.	500,000	6.88	5/1/40	510,830
Anoka-Hennepin Independent School District No. 11 Lease Rev.	600,000	4.00	2/1/41	615,882
Chaska Economic Dev. Auth. Lease Rev.	1,100,000	4.00	2/1/31	1,186,229
Chaska Economic Dev. Auth. Lease Rev.	690,000	4.00	2/1/33	737,651
Chaska Economic Dev. Auth. Lease Rev.	500,000	4.00	2/1/35	532,540
Duluth Independent School District No. 709	1,000,000	4.00	2/1/27	1,085,690
Duluth Independent School District No. 709	2,000,000	5.00	2/1/25	2,269,520
Duluth Independent School District No. 709	785,000	5.13	3/1/29	795,064
Golden Valley Hsg. & Redev. Auth. Rev.	1,000,000	4.00	2/1/30	1,063,410
Golden Valley Hsg. & Redev. Auth. Rev.	500,000	4.00	2/1/32	527,295
Goodhue Co. Education District No. 6051 Lease Rev.	1,030,000	5.00	2/1/34	1,140,560
Goodhue Co. Education District No. 6051 Lease Rev.	1,500,000	5.00	2/1/39	1,638,585
Guam Education Fin. Foundation [11]	1,000,000	5.00	10/1/21	1,062,340
Guam Education Fin. Foundation [11]	1,730,000	5.00	10/1/22	1,877,361
Minnetonka Independent School District No. 276	450,000	4.00	3/1/30	486,310
Minnetonka Independent School District No. 276	340,000	4.00	2/1/33	354,572
Minnetonka Independent School District No. 276	300,000	4.00	3/1/33	318,903
Minnetonka Independent School District No. 276	400,000	4.00	2/1/36	414,516
Minnetonka Independent School District No. 276	500,000	4.50	1/1/41	535,045

See accompanying notes to financial statements.
MARCH 31, 2019	43

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	750,000	3.88	8/1/38	782,858
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	1,040,000	4.00	8/1/36	1,104,449
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	580,000	4.00	8/1/37	607,863
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	945,000	4.00	8/1/40	981,883
MN Hsg. Fin. Agy. Rev. (State Appropriation)	300,000	5.00	8/1/35	336,519
Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,138,360
Osseo Independent School District No. 279	1,000,000	4.00	2/1/28	1,078,760
Plymouth Intermediate District No. 287	1,285,000	3.00	5/1/32	1,295,216
Plymouth Intermediate District No. 287	470,000	4.00	5/1/31	503,953
Plymouth Intermediate District No. 287	600,000	4.00	2/1/37	641,490
Southern Plains Education Cooperative No. 915	1,215,000	4.00	2/1/37	1,193,640
Southern Plains Education Cooperative No. 915	1,000,000	4.50	2/1/39	1,014,040
St. Cloud Independent School District No. 742	750,000	4.00	2/1/38	774,600
Waconia Independent School District No. 110	500,000	5.00	2/1/37	565,610
Winona School District No. 861 Lease Purchase	384,501	6.04	8/1/24	385,251
Worthington Independent School District No. 518	1,400,000	4.00	2/1/45	1,461,460

				31,952,192

Municipal Money Market - 0.8%
City of Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) [1]	2,300,000	1.51	9/1/26	2,300,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	2,200,000	1.51	12/1/27	2,200,000
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	500,000	1.51	6/1/32	500,000

				5,000,000

Other Revenue Bonds - 4.5%
Crystal Governmental Fac. Rev.	417,608	5.10	12/15/26	417,871
Milaca Rev. (Edina Headquarters Proj.)	250,000	5.00	2/1/44	252,653
Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	80,000	5.25	6/1/19	80,435
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	165,000	4.00	6/1/29	181,589
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	125,000	4.00	6/1/30	136,495
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	250,000	4.00	6/1/31	271,240
Minneapolis Tax Increment Rev.	320,000	3.50	3/1/23	326,336
Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	174,036
Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	205,022
Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	264,805
MN Development Rev. Limited Tax Supported Comm. Board	1,000,000	6.00	12/1/40	1,069,070
MN Development Rev. Limited Tax Supported Comm. Board	2,000,000	6.25	12/1/30	2,146,300
Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	875,000	5.00	2/15/27	875,280
Northeastern Metropolitan Intermediate School District No. 916	4,500,000	4.00	2/1/38	4,693,635
St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	850,000	5.00	2/1/23	850,527
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	870,000	6.38	2/15/28	874,028
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	534,000	6.75	3/1/28	534,326
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	720,000	6.50	3/1/29	730,584
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	929,000	7.00	2/15/28	935,494
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	753,000	7.50	2/15/28	753,881
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	180,000	5.00	9/1/19	181,409
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	185,000	5.00	3/1/20	188,154
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	220,000	5.00	9/1/20	225,641
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	225,000	5.00	3/1/21	232,582
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	1,000,000	5.00	9/1/26	1,032,030
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	930,000	5.00	3/1/29	957,705
St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,875,000	5.00	8/1/36	3,881,316
St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	3,000,000	5.00	12/1/36	3,028,740

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Territory of Guam. Rev. [11]	500,000	5.00	12/1/46	535,325
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,800,000

				27,836,509

Public Facilities - 0.2%
Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,350,413

Sales Tax Revenue - 1.2%
American Samoa Economic Development Authority Rev. 4, [11]	1,000,000	6.00	9/1/23	1,013,490
American Samoa Economic Development Authority Rev. [11]	2,000,000	6.25	9/1/29	2,036,780
Guam Govt. Business Privilege Tax Rev. [11]	2,750,000	5.00	11/15/35	2,964,885
St. Paul Sales Tax Rev.	1,400,000	5.00	11/1/31	1,602,384

				7,617,539

Single Family Mortgage - 16.9%
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	1,045,000	4.45	12/1/32	1,071,773
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	335,000	4.63	12/1/30	341,244
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	620,000	4.88	12/1/33	634,558
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	55,948	5.13	12/1/40	56,077
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	2,604	5.15	12/1/38	2,605
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	48,548	5.30	12/1/39	48,574
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	375,000	4.45	12/1/27	394,174
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	4,574	5.00	12/1/38	4,576
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	43,101	5.25	12/1/40	43,209
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	3,265,000	4.40	7/1/32	3,327,002
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,846,515	3.30	3/1/48	4,885,627
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,903,065	3.30	5/1/48	3,934,562
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,000,000	3.45	3/1/49	2,028,860
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,994,988	3.60	1/1/49	2,036,464
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,771,407	3.75	11/1/48	1,819,501
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,720,000	4.45	7/1/31	2,805,571
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,410,000	4.70	1/1/31	1,440,766
MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	1,005,000	3.20	1/1/33	1,014,216
MN Hsg. Fin. Agy. Residential Hsg. Rev.	1,970,000	3.30	7/1/29	2,041,117
MN Hsg. Fin. Agy. Residential Hsg. Rev.	2,565,000	5.10	1/1/40	2,575,593
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,470,000	3.63	7/1/25	1,492,329
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,910,000	3.90	7/1/30	1,960,405
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,900,000	3.10	7/1/31	1,916,929
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,905,000	3.10	7/1/35	5,934,348
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,855,000	3.15	1/1/37	1,840,568
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	1,250,000	3.20	7/1/30	1,230,862
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	935,000	3.30	1/1/30	950,586
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,000,000	3.30	7/1/33	1,019,060
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	6,910,000	3.30	1/1/34	7,035,347
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,605,000	3.35	7/1/29	1,630,263
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,465,000	3.40	7/1/38	1,475,753
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	7,320,000	3.50	1/1/32	7,485,798
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,865,000	3.60	7/1/31	4,935,786
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,255,000	3.60	7/1/33	2,292,050
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	2,370,000	3.63	7/1/32	2,438,232
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,745,000	3.65	7/1/37	4,870,410
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,000,000	3.80	1/1/33	1,053,460
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,085,000	3.80	7/1/38	5,169,920
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,620,000	3.90	7/1/43	4,688,699

See accompanying notes to financial statements.
MARCH 31, 2019	45

SCHEDULE OF INVESTMENTS

March 31, 2019

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	255,000	4.00	7/1/40	259,730
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,760,000	4.00	1/1/48	1,864,262
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,715,000	4.00	7/1/48	3,961,750
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	460,000	5.00	1/1/31	477,365
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	3,710,000	3.70	1/1/31	3,898,282
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	1,500,000	4.00	1/1/47	1,567,875
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	380,000	3.10	7/1/26	385,890
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	1,175,000	4.00	1/1/41	1,220,414
MN Hsg. Fin. Agy. Single Family Mtg. Rev.	30,000	4.90	7/1/29	30,153
MN Hsg. Fin. Agy. Single Family Mtg. Rev.	890,000	5.05	7/1/34	893,907

				104,486,502

Transportation - 0.3%
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,233,111
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	671,172

				1,904,283

Utility - 3.5%
Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	2,173,180
MN Municipal Power Agy. Electric Rev.	500,000	4.00	10/1/31	533,900
MN Municipal Power Agy. Electric Rev.	1,250,000	4.00	10/1/32	1,330,812
MN Municipal Power Agy. Electric Rev.	1,155,000	4.00	10/1/33	1,222,568
MN Municipal Power Agy. Electric Rev.	1,000,000	5.25	10/1/35	1,051,410
Northern Municipal Power Agy. Electric Rev.	695,000	5.00	1/1/31	760,490
Rochester Electric Utility Rev.	500,000	5.00	12/1/42	576,370
Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,135,930
St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	904,212
St. Paul Hsg. & Redev. Auth.	880,000	4.00	10/1/31	949,978
St. Paul Hsg. & Redev. Auth.	650,000	4.00	10/1/33	695,766
St. Paul Hsg. & Redev. Auth.	800,000	4.00	10/1/37	842,336
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	1,250,000	5.45	8/1/28	1,282,762
Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	696,660
Western MN Municipal Power Agy. Rev.	1,750,000	5.00	1/1/36	1,958,338
Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	5,232,701

				21,347,413

Total Municipal Bonds (cost: $566,979,890)				578,664,420

Investment Companies - 1.0%
Delaware Investments Minnesota Municipal Income Fund II (VMM)	334,436			4,225,264
Nuveen Minnesota Municipal Income Fund (NMS)	159,408			2,136,067

Total Investment Companies (cost: $7,237,880)				6,361,331

Total Investments in Securities - 94.7% (cost: $574,217,770)				585,025,751
Other Assets and Liabilities, net - 5.3%				32,740,061

Total Net Assets - 100.0%				$617,765,812

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

[1]

Variable rate security. Rate disclosed is as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2019 was $2,749,624 and represented 0.4% of net assets.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2019 was $16,635,389 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2019 was $1,470,768 and represented 0.2% of net assets.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2019, 3.8% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2019 was $31,952,192 and represented 5.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2019 was $15,638,435 and represented 2.5% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2019 were as follows:

Type	Contracts	Expiration Date	Notional Amount ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Short Futures: [10]
U.S. Treasury 10-Year	68	June 2019	(8,446,875)	(122,941)
U.S. Treasury 5-Year	55	June 2019	(6,370,547)	(60,761)
U.S. Treasury 2-Year	32	June 2019	(6,819,000)	(26,350)
U.S. Treasury Long Bond	22	June 2019	(3,292,438)	(81,885)

				(291,937)

[10]	The amount of $3,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2019.

A summary of the levels for the Fund’s investments as of March 31, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	578,664,420	—	578,664,420
Investment Companies	6,361,331	—	—	6,361,331
	6,361,331	578,664,420	—	585,025,751
Liabilities
Futures	(291,937)	—	—	(291,937)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2019	47

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2019

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$417,249,857	$80,891,780	$238,239,882	$574,217,770

Investments in securities, at fair value - see accompanying schedule for detail	$419,918,280	$81,166,090	$232,863,736	$585,025,751
Cash in bank on demand deposit	—	—	13,356,732	24,210,450
Cash collateral held at broker	6,000,000	1,000,000	3,000,000	3,000,000
Accrued interest and dividends receivable	2,032,589	454,376	2,950,035	6,897,812
Receivable for investment securities sold	15,609	33,759	—	—
Other receivables	—	—	—	1,500
Receivable for Fund shares sold	397,421	—	197,061	1,162,992

Total assets	428,363,899	82,654,225	252,367,564	620,298,505

LIABILITIES
Payable for investment securities purchased	—	—	3,954,710	1,000,000
Payable for Fund shares redeemed	704,995	2,406	146,331	630,663
Cash portion of dividends payable to shareholders	56,928	10,105	134,234	197,015
Variation margin on futures contracts	—	—	617,794	291,937
Accrued investment management fees	288,088	62,743	163,647	413,078
Outstanding options written, at fair value (premiums received $148,953)	—	291,992	—	—

Total liabilities	1,050,011	367,246	5,016,716	2,532,693

Net assets applicable to outstanding capital stock	$427,313,888	$82,286,979	$247,350,848	$617,765,812

Net assets consist of:
Capital (par value and paid-in surplus)	$440,574,465	$84,095,930	$261,072,415	$609,302,113
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(13,260,577)	(1,808,951)	(13,721,567)	8,463,699

	$427,313,888	$82,286,979	$247,350,848	$617,765,812

Outstanding shares	39,138,326	8,396,361	25,514,272	58,910,382

Net asset value per share of outstanding capital stock	$10.92	$9.80	$9.69	$10.49

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2019

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$435,753	$244,170
Interest	$13,872,710	$2,267,588	8,664,448	22,220,015

Total income	13,872,710	2,267,588	9,100,201	22,464,185

Expenses (note 4):
Investment management fee	3,782,521	714,764	1,746,359	4,589,531

Total expenses	3,782,521	714,764	1,746,359	4,589,531

Net investment income	10,090,189	1,552,824	7,353,842	17,874,654

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(3,593,450)	(487,731)	(1,336,002)	(877,988)
Net realized gain (loss) on written options	312,618	112,414	—	—
Net realized gain (loss) on futures	—	(451,871)	(1,299,014)	(1,203,694)

Net change in unrealized appreciation (depreciation) on investments	7,513,558	1,023,609	4,162,073	7,571,960
Net change in unrealized appreciation (depreciation) on written options	301,674	(143,039)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	119,184	(344,231)	151,055

Net gain (loss)	4,534,400	172,566	1,182,826	5,641,333

Net increase (decrease) in net assets resulting from operations	$14,624,589	$1,725,390	$8,536,668	$23,515,987

See accompanying notes to financial statements.
MARCH 31, 2019	49

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund

	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations:
Net investment income	$10,090,189	$10,154,053
Net realized gain (loss) on investments, written options and futures	(3,280,832)	1,619,622
Net change in unrealized appreciation (depreciation) of investments, written options and futures	7,815,232	(7,251,930)

Net increase (decrease) in net assets resulting from operations	14,624,589	4,521,745

Distributions from:
Net investment income and net realized gains	(9,999,800)	(10,154,053	) [1]

Total distributions	(9,999,800)	(10,154,053)

Capital share transactions:
Proceeds from shares sold	89,008,596	132,808,397
Reinvested distributions	9,446,690	9,667,291
Payments for shares redeemed	(203,514,634)	(252,398,673)

Increase (decrease) in net assets from capital transactions	(105,059,348)	(109,922,985)

Total increase (decrease) in net assets	(100,434,559)	(115,555,293)

Net assets:
Beginning of period	527,748,447	643,303,740

End of period [2]	$427,313,888	$527,748,447

Capital transactions in shares:
Sold	8,232,091	12,188,543
Reinvested distributions	874,500	889,177
Redeemed	(18,840,376)	(23,199,596)

Net increase (decrease)	(9,733,785)	(10,121,876)

1 For the year ended March 31, 2018, all distributions to shareholders were from net investment income for book purposes. During 2018, the Securities and Exchange Commission eliminated the requirement to distinguish between distributions from net investment income and net realized gains for book purposes. The tax character of distributions is disclosed in the notes to the financial statements.

2 During 2018, the Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund			Sit Tax-Free Income Fund			Sit Minnesota Tax-Free Income Fund
Year	Year		Year	Year		Year	Year
Ended	Ended		Ended	Ended		Ended	Ended
March 31,	March 31,		March 31,	March 31,		March 31,	March 31,
2019	2018		2019	2018		2019	2018

$1,552,824	$985,779		$7,353,842	$7,138,637		$17,874,654	$16,474,457
(827,188)	333,632		(2,635,016)	592,104		(2,081,682)	1,956,145

999,754	(752,564)		3,817,842	2,228,796		7,723,015	3,216,286

1,725,390	566,847		8,536,668	9,959,537		23,515,987	21,646,888

(1,542,826)	(985,896	) [1]	(7,220,989)	(7,143,190	) [1]	(17,780,483)	(16,459,459	) [1]

(1,542,826)	(985,896)		(7,220,989)	(7,143,190)		(17,780,483)	(16,459,459)

50,682,279	51,183,608		89,073,224	55,698,315		166,504,993	116,133,884
1,451,693	949,395		5,808,755	6,064,679		15,266,867	14,116,257
(44,571,989)	(51,032,358)		(44,865,212)	(29,006,204)		(120,904,068)	(114,096,206)

7,561,983	1,100,645		50,016,767	32,756,790		60,867,792	16,153,935

7,744,547	681,596		51,332,446	35,573,137		66,603,296	21,341,364

74,542,432	73,860,836		196,018,402	160,445,265		551,162,516	529,821,152

$82,286,979	$74,542,432		$247,350,848	$196,018,402		$617,765,812	$551,162,516

5,192,415	5,202,564		9,296,735	5,760,763		16,120,183	11,124,647
148,699	96,609		606,282	628,951		1,475,949	1,353,797
(4,567,369)	(5,188,246)		(4,684,646)	(3,005,135)		(11,727,325)	(10,933,655)

773,745	110,927		5,218,371	3,384,579		5,868,807	1,544,789

MARCH 31, 2019	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

		Year Ended March 31,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$10.80	$10.90	$11.07	$11.09	$11.04

Operations:
Net investment income [1]	0.23	0.18	0.17	0.20	0.21
Net realized and unrealized gains (losses) on investments, written options and futures	0.12	(0.10)	(0.17)	(0.02)	0.05

Total from operations	0.35	0.08	—	0.18	0.26

Distributions from:
Net investment income	(0.23)	(0.18)	(0.17)	(0.20)	(0.21)

Net Asset Value:
End of period	$10.92	$10.80	$10.90	$11.07	$11.09

Total investment return [2]	3.31%	0.76%	0.02%	1.63%	2.37%

Net assets at end of period (000’s omitted)	$427,314	$527,748	$643,304	$663,676	$587,210

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.13%	1.68%	1.57%	1.81%	1.89%

Portfolio turnover rate (excluding short-term securities)	14.88%	14.68%	29.00%	28.65%	13.71%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

		Years Ended March 31,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$9.78	$9.83	$9.83	$9.94	$9.97

Operations:
Net investment income [1]	0.19	0.13	0.09	0.10	0.06
Net realized and unrealized gains (losses) on investments, written options and futures	0.02	(0.05)	—	(0.11)	(0.03)

Total from operations	0.21	0.08	0.09	(0.01)	0.03

Distributions from:
Net investment income	(0.19)	(0.13)	(0.09)	(0.10)	(0.06)

Net Asset Value:
End of period	$9.80	$9.78	$9.83	$9.83	$9.94

Total investment return [2]	2.17%	0.79%	0.91%	(0.10%)	0.36%

Net assets at end of period (000’s omitted)	$82,287	$74,542	$73,861	$66,880	$124,418

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.96%	1.31%	0.91%	1.02%	0.63%

Portfolio turnover rate (excluding short-term securities)	68.93%	81.14%	84.03%	90.38%	241.64%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2019	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

		Years Ended March 31,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$9.66	$9.49	$9.80	$9.68	$9.16

Operations:
Net investment income [1]	0.32	0.39	0.35	0.33	0.37
Net realized and unrealized gains (losses) on investments and futures	0.03	0.17	(0.31)	0.12	0.52

Total from operations	0.35	0.56	0.04	0.45	0.89

Distributions from:
Net investment income	(0.32)	(0.39)	(0.35)	(0.33)	(0.37)

Net Asset Value:
End of period	$9.69	$9.66	$9.49	$9.80	$9.68

Total investment return [2]	3.67%	6.00%	0.37%	4.78%	9.81%

Net assets at end of period (000’s omitted)	$247,351	$196,018	$160,445	$156,890	$165,150

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.37%	4.03%	3.58%	3.45%	3.86%

Portfolio turnover rate (excluding short-term securities)	13.80%	15.72%	25.41%	23.11%	31.14%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

		Years Ended March 31,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$10.39	$10.29	$10.63	$10.57	$10.26

Operations:
Net investment income [1]	0.32	0.32	0.32	0.34	0.36
Net realized and unrealized gains (losses) on investments and futures	0.10	0.10	(0.34)	0.06	0.31

Total from operations	0.42	0.42	(0.02)	0.40	0.67

Distributions from:
Net investment income	(0.32)	(0.32)	(0.32)	(0.34)	(0.36)

Net Asset Value:
End of period	$10.49	$10.39	$10.29	$10.63	$10.57

Total investment return [2]	4.15%	4.08%	(0.19% )	3.89%	6.62%

Net assets at end of period (000’s omitted)	$617,766	$551,163	$529,821	$508,209	$436,883

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.12%	3.05%	3.06%	3.25%	3.43%

Portfolio turnover rate (excluding short-term securities)	9.25%	12.97%	16.18%	10.45%	9.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2019	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2019

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Options and futures contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2019, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$565,503	—	$129,439,650
Written call options	—	$348,403	132,125,702

Quality Income Fund
Written call options	—	32,715	9,827,500
Treasury futures - short	—	—	26,709,111

Tax-Free Income Fund
Treasury futures - short	—	—	57,584,287

MinnesotaTax-Free Income Fund
Treasury futures - short	—	—	57,765,090

The number of open option contracts and open futures contracts outstanding as of March 31, 2019 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2019	57

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2019 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2019

	Asset Derivatives Value	Liability Derivatives Value
Interest rate risk:
Quality Income Fund
Written Call Options	—	$291,992	[1]
Tax-Free Income Fund
Treasury futures	—	617,794	[2]
MinnesotaTax-Free Income Fund
Treasury futures	—	291,937	[2]

[1]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.
[2]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2019:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [3]	Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($1,926,369)	$320,625
Written call options	312,618	301,674
Quality Income Fund
Written call options	112,414	(143,039)
Treasury futures	(451,871)	119,184

Tax-Free Income Fund
Treasury futures	(1,299,014)	(344,231)

Minnesota Tax-Free Income Fund
Treasury futures	(1,203,694)	151,055
[3]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[4]

Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

58	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2019 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

MARCH 31, 2019	59

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2019 (Continued)

At March 31, 2019, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost (Proceeds) of Investments on a Tax Basis
U.S. Government Securities - Investments	$6,175,218	($3,506,795)	$2,668,423	$417,249,857
Quality Income - Investments	504,876	(232,100)	272,776	80,893,314
Tax-Free Income - Investments	9,703,111	(15,072,175)	(5,369,064)	238,232,800
Minnesota Tax-Free Income - Investments	14,300,467	(3,419,221)	10,881,246	574,144,505

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2019 and 2018 were as follows:

Year Ended March 31, 2019:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$10,088,083	—	—	$10,088,083
Quality Income	1,541,309	—	—	1,541,309
Tax-Free Income*	155,254	$7,037,416	—	7,192,670
Minnesota Tax-Free Income*	43,587	17,831,078	—	17,874,665
*97.8% and 99.8% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2018:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$10,036,925	—	—	$10,036,925
Quality Income	979,607	—	—	979,607
Tax-Free Income*	357,688	$6,755,280	—	7,112,968
Minnesota Tax-Free Income*	43,477	16,314,954	—	16,358,431
* 95.0% and 99.7% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2019 the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)
U.S. Government Securities	$147,317	—	($15,811,773)	$2,668,423
Quality Income	19,986	—	(2,050,372)	272,777
Tax-Free Income	—	$264,134	(8,482,403)	(5,369,064)
Minnesota Tax-Free Income	—	283,413	(2,503,945)	10,881,246

60	SIT MUTUAL FUNDS ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable	Additional Paid
	Earnings	in Capital
Tax-Free Income	$2,401,634	($2,401,634)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryovers expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2019, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of March 31, 2019, were as follows:

	Unlimited Period of Net		Late Year	Accumulated
	Capital Loss Carryover		Losses	Capital and
	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities	$8,122,223	$7,689,550	—	$15,811,773
Quality Income	1,077,553	972,819	—	2,050,372
Tax-Free Income	813,905	7,668,498	—	8,482,403
Minnesota Tax-Free Income	1,235,782	1,268,163	—	2,503,945

For the year ended March 31, 2019, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Tax-Free Income	—	$2,401,634

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

MARCH 31, 2019	61

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2019 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2019, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$68,478,959	—	$152,860,945	—
Quality Income	27,353,414	$32,399,393	21,789,551	$30,685,162
Tax-Free Income	—	75,488,057	—	28,301,559
Minnesota Tax-Free Income	—	98,801,824	—	51,520,848

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2019:

	Shares	% Shares Outstanding
U.S. Government Securities	856,520	2.2
Quality Income	6,221,691	74.1
Tax-Free Income	1,595,076	6.3
Minnesota Tax-Free Income	2,200,616	3.7

62	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc. and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

KPMG LLP

Minneapolis, Minnesota

May 22, 2019

MARCH 31, 2019	63

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2018 to March 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18- 3/31/19)*
U.S. Government Securities Fund
Actual	$1,000	$1,025.80	$4.04
Hypothetical	$1,000	$1,020.94	$4.03

Quality Income Fund
Actual	$1,000	$1,013.40	$4.52
Hypothetical	$1,000	$1,020.44	$4.53

Tax-Free Income Fund
Actual	$1,000	$1,032.20	$4.05
Hypothetical	$1,000	$1,020.94	$4.03

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,033.40	$4.06
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

64	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2018 to March 31, 2019 is as follows:

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

There were no funds that designated amounts as long-term capital gain dividends during the year ended March 31, 2019. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2019, 97.8% and 99.8% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2019	65

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 57 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 83 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 85 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 78 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 70 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 71 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

66	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
OFFICERS:
Mark H. Book Age: 55 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 50 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 52 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 57 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF since 2016; Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 73 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 58 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 52 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2019	67

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY PORTFOLIO SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 22, 2018, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and

68	SIT MUTUAL FUNDS ANNUAL REPORT

investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.2 billion dollar investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

MARCH 31, 2019	69

ADDITIONAL INFORMATION (Unaudited) (Continued)

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

70	SIT MUTUAL FUNDS ANNUAL REPORT

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Annual Report
March 31, 2019

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Bond 3-19 BOND

Item 2: Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2019	$27,625	$0	$5,600	$0
Fiscal year ended March 31, 2018	$27,900	$0	$5,430	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 22, 2019

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 22, 2019